UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22818

Westchester Capital Funds
 (Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
100 Summit Lake Drive
Valhalla, New York  10595
(Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

December 31, 2014

Annual Report

THE MERGER FUND

WCM ALTERNATIVES:
EVENT-DRIVEN FUND

	Total Firm AUM:	$5.8 billion
STANDARDIZED	Strategy Assets:
PERFORMANCE SUMMARY	Merger Arbitrage1	$5.5 billion
As of December 31, 2014	Multi-Event2	$296.7 million

	Average Annual Total Return (%)
Merger Arbitrage	QTD	YTD	1 YR	3 YR	5 YR	10 YR	Life
The Merger Fund
(Investor)	-0.56	1.43	1.43	2.88	2.74	3.41	6.60
The Merger Fund
(Institutional)	-0.43	1.63	1.63	n/a	n/a	n/a	2.71

	Annual Operating Expense Ratio (%)3
	Gross	Net	Expenses Before
Merger Arbitrage	Expense	Expense	Investment Related	Performance	Fund
	Ratio	Ratio3	Expenses4	Inception	AUM
The Merger Fund
(Investor)	1.65%	1.52%	1.26%	01/31/1989	$4.1 b
The Merger Fund
(Institutional)	1.48%	1.35%	1.09%	08/01/2013	$1.3 b

	Average Annual Total Return (%)
Insurance
Dedicated Funds	QTD	YTD	1 YR	3 YR	5 YR	10 YR	Life
The Merger Fund VL	-0.54	1.37	1.37	2.58	2.78	5.17	5.50*

Annual Operating Expense Ratio (%)3
Total Annual
Insurance	Gross	Net	Operating Expenses	Performance	Fund
Dedicated Funds	Expense	Expense	After Expense	Inception	AUM
	Ratio	Ratio	Reimbursement5
The Merger Fund VL	3.00	1.69	1.40	05/24/2004	$23 m

	Average Annual Total Return (%)
Multi-Event	QTD	YTD	1 YR	3 YR	5 YR	10 YR	Life
Event Driven Fund	0.16	3.87	3.87	n/a	n/a	n/a	3.87

Annual Operating Expense Ratio (%)3
Total Annual
	Gross	Net	Operating Expenses	Performance	Fund
Multi-Event	Expense	Expense	After Expense	Inception	AUM
	Ratio	Ratio	Reimbursement6
Event Driven Fund	2.51	1.98	1.74	01/02/2014	$13 m

*	Performance is calculated for the period from June 1, 2004, the first full month of the life of the Fund.

YTD performance is not annualized. Performance data quoted represent past performance; past performance does not guarantee future results. The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., The Merger Fund’s and The Merger Fund VL’s prior investment advisor. Messrs. Behren and Shannon, The Merger Fund’s and The Merger Fund VL’s current portfolio managers, have served as co-portfolio managers of those Funds since 2007. Performance data current to the most recent month-end may be obtained by calling (800) 343-8959 or by visiting www.westchestercapitalfunds.com.  Short term performance, in particular, is not a good indication of future performance, and an investment should not be made based solely on returns.

1Includes USD 81.7 million in private funds advised by Westchester Capital Management, LLC’s affiliated invested advisor; 2includes USD 285 million in sub-advised funds. 3Expense ratios are as of a fund’s most recent prospectus. Prospectus dates vary among funds. For The Merger Fund, expense ratios are as of the April 30, 2014. The Advisor has agreed to reduce its management fee until December 31, 2015.  For The Merger Fund VL, expense ratios are as of the April 28, 2014 prospectus.  For the Event-Driven Fund, expense ratios are as of the December 11, 2013 prospectus. 4Investment related expenses include acquired fund fees and expenses, interest expense, and borrowing expense and dividend expense on securities sold short.  5The Merger Fund VL: The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.40%.  The expense limitation is expected to apply until December 31, 2015 except that it may be terminated by the Board of Trustees at any time. 6Event-Driven Fund: The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.74%.  The expense limitation is expected to apply until April 30, 2016, except that it may be terminated by the Board of Trustees at any time.

MARKET INDICES	QTD	YTD	1 YR	3 YR	5 YR	10 YR
Morningstar
Category Average:
Market Neutral	-0.43%	0.76%	0.76%	1.44%	1.25%	1.89%
Barclays Aggregate
Bond Index	1.78%	5.94%	5.94%	2.66%	4.46%	4.71%
MSCI World Index	1.12%	5.50%	5.50%	16.13%	10.81%	6.61%
S&P 500 Index	4.93%	13.69%	13.69%	20.41%	15.45%	7.67%
HFRX Merger
Arbitrage Index	1.43%	2.19%	2.19%	2.38%	2.12%	4.14%
HFRX Event
Driven Index	-5.45%	-4.06%	-4.06%	5.00%	2.34%	1.95%

Fellow Shareholders,

The final quarter of 2014 was unusual in many respects.  U.S. equities were again the best performing asset class for the quarter but realized volatility spiked significantly.1  During the 4th quarter, the S&P 500 dropped almost 10% at one point, but managed to rally back to finish the quarter ahead by 4.93%.  With the S&P 500 tacking on 32% in 2013 and having nearly tripled since the market bottom in March 2009, many expected muted or even negative returns in 2014.  Confounding the experts once again, Morningstar calculated that the S&P 500 Index outperformed 80% of active managers in 2014, rising 13.69% and capping three years of consecutive double-digit returns for the Index—the first time since 1995-1999.

Investors similarly expected a rough time for U.S. Treasuries and other rate-sensitive instruments as the Fed began tapering its bond-buying program.  Many had predicted that U.S. interest rates had bottomed and there was only one direction left to go—higher.  However, somebody switched the script and rates sunk even lower during 2014, with the 10-year ending the year at 2.17%, down from 3.0% a year earlier (note: rates have dropped further as of the date of this letter, astoundingly bringing the 10-year yield to sub-1.8%).  As we know, bonds gain value when rates sink, so the Barclays Aggregate Bond Index was a beneficiary, returning 1.78% for the quarter and 5.94% for the year.

Hedge fund strategies, on the other hand, diverged from equity and fixed income performance.  The HFRX Merger Arbitrage Index and HFRX Event-Driven Index significantly underperformed major equity benchmarks, causing some pundits to question the value proposition for alternative investments. The spurious comparison between equity market and alternative investments is easy to make but it is important to keep things in perspective.  Alternative investments often use short positions and portfolio hedges to try to minimize volatility and maximize risk-adjusted returns. Investors should not be looking for alternative strategies to beat the S&P, but instead to diversify their traditional equity and bond exposure with a complementary risk/return profile.  They should be viewed as a tool to help hedge the volatility that may accompany directional investing.  We like to think of it as deflating the ball a little—it might not travel as far, but it will be easier to catch.

1	The VIX hit a low of 10.33 on July 3 and tripled to a high of 31.05 on October 15.

In any event, with increased equity volatility and global macroeconomic developments including energy volatility, Middle East unrest, and European economic sluggishness all potentially adding risk, 2015 could be a critical period for liquid alternatives to demonstrate their value.  We have successfully navigated these types of periods before and hope to be considered as a manager who is positioned to weather the anticipated capital market turbulence.

STRATEGY UPDATES

Merger Activity

2014 was a busy year for strategic corporate events as a surge in boardroom confidence, continued low interest rates, and a rising stock market resulted in the highest level of deal-making since 2007.  As discussed in our prior letter, this trend began in late 2013, as companies began to explore various types of transactions in addition to run-of-the-mill (referred to in the hedge fund community as “plain vanilla”) mergers.  Activist investors (at both the buyer and the target company) acted as kerosene on the fire.  Investors rewarded companies that opportunistically deployed capital in mergers or even split themselves into independent entities.  A metric called deal value creation (which tracks stock price movements before and after deal announcements to measure shareholder value that has been created) recently hit an all-time high with over 80% of acquiring company stock prices reacting positively after announcement.2

Merger activity picked up in 2014 and the size of transactions followed suit, with the big getting bigger as some of the world’s giant corporations rolled up large competitors, from Comcast Corp.’s $68 billion deal for Time Warner Cable Inc. in the first quarter to last month, when Halliburton Co. and Actavis Plc announced a combined $100 billion in takeovers on the same day. In fact, megadeals dominated the scene with approximately 94 deals worth more than $5 billion each, an 81% increase over 2013.3  Mel Brooks would certainly appreciate the current environment.

2	MKM Partners, Event-Driven Research: Weekly Report, December 5, 2014
3	Allen & Overy, M&A Index | 2014

Among public deals with an equity value of $400 million or greater (our typical universe of deals) the average size was $7.1 billion, well ahead of the previous record of $5.2 billion in 1998.4  The re-emergence of megamergers has been accompanied by increased volatility, which have widened deal spreads.  Average transaction spreads increased throughout the year from approximately 3% in Q1 to over 7% in Q4, reflecting not just increased risk but increased risk aversion by investors. Many large deals encountered challenges from antitrust scrutiny, to oil price concerns, to the government’s battle against tax inversion transactions (re-domiciling offshore)—sometimes resulting in terminated or delayed transactions.  The most glaring example is AbbVie Inc.’s decision to walk away from its $55 billion purchase of Shire Plc in October after the U.S. Treasury proposed rules limiting the attractiveness of inversions.  Ironically, we and most other arbitrage/event managers thought that the Shire deal was highly likely to successfully complete.  The merger agreement was tight and AbbVie management went out of their way to emphasize that the transaction was highly strategic and not merely driven by the tax benefits of moving offshore.  Unfortunately the Treasury department’s bluster and proposed rulemaking made management nervous about possible additional shoes to drop.  Many event-driven funds were caught in the carnage, some of which ended the year with negative performance even as equities surged.

According to a recent Reuters article, “Following the Shire deal collapse, merger arbitrage spreads, or the difference between a company’s share price and the price at which it may be bought, …. widened by 2.5 percent on average as a number of hedge funds liquidated positions, presenting an investment opportunity for others.”5  Additionally, equity investors were caught in two mini-corrections, dropping the S&P 500 Index by almost 8% in October and 5% in December. As discussed in our Q3 letter, we were able to utilize the increased volatility by adding to our highest-conviction investments, benefiting from our diversification discipline and measured approach.  Our conservative nature caused us to be smaller than most of our peers in the Shire transaction, but by living to fight

4	U.S. M&A Review: 2014 and 4Q 2014, UBS
5	Reuters, Scuttled deals worth $580 billion put hedge funds on back foot, November 13, 2014 another day, we were able to avoid a year-destroying drawdown and deploy capital set aside for market and arbitrage dislocations.

We are optimistic that merger and acquisition (“M&A”) activity will continue to rebound, as it appears that the deal pipeline is as full as the world’s current oil pipeline.

Portfolio Performance Summary

The Merger Fund® ended the year ahead by 1.43%, after losing money for only the 21st time in 104 quarters.  The Merger Fund VL, its insurance-dedicated fund counterpart, gave back 0.54% finishing the year up 1.37%.

The Merger Fund ended the year 95% invested and held positions in approximately 106 deals, with one broken deal during the quarter—the collapse of UK drugmaker Shire’s acquisition of U.S. peer AbbVie, discussed above.  We added 14 new positions in Q4, including deals in Canada (Brookfield Residential Properties Inc. being bought by majority-owner Brookfield Asset Management Inc.), France (Lafarge SA acquisition by Holcim Ltd.) and Germany (E.ON SE’s public spin-off of its Power Generation, Global Energy Trading, and Exploration assets).  Deal market capitalizations varied from the $650 mm purchase of QEP Midstream Partners, LP to the $28 bln acquisition of oil service company Baker Hughes Inc. by Halliburton Co.  Seven deals were in excess of $5 bln, including E.ON ($34 bln USD), Baker Hughes ($28 bln), Lafarge ($19.8 bln USD), CareFusion Corp/Becton Dickinson and Co. ($11.5 bln), Cubist Pharmaceuticals, Inc./Merck &CO., Inc. ($7.7 bln), and Covance Inc./Laboratory Corp. of America ($5.7 bln).  Additionally, a legacy position for our funds and the largest deal by far was Actavis Plc’s $67 bln purchase of Allergan Inc., announced in November in a successful defensive maneuver by Allergan against a hostile bid from the Valeant Pharmaceuticals/Pershing Square group.

The Merger Fund benefited from its wide diversification.  Although 32 positions produced negative marks, winners outnumbered losers by a 2:1 ratio.  Aside from the Fund’s 98 basis point loss in Shire, the remainder of the top ten detractors from performance ranged from 27 basis points to 8 basis points.  The top 10 winners for the quarter contributed anywhere from 7 bps to 34 bps, with Allergan being the biggest winner as the bidding war finally came to an end.  The majority of the transactions in the portfolio were strategic in nature with very few highly-levered private equity deals.

More than $100 bln worth of transactions were completed during the quarter, led by the gigantic $52 bln (enterprise value) buy-in of Kinder Morgan Energy Partners LP by Kinder Morgan, Inc., with a Secretariat-like lead over the $14.5 bln buyout of Canadian Tim Hortons, Inc. by Burger King Worldwide.  Additional closed deals included TW Telecom/Inc./Level 3 Communications ($7.5 bln); URS Corporation/ADCOM Technology ($5.6 bln); gaming device manufacturer Bally Technologies Inc/Scientific Games Corp. on which we had the pleasure of engaging in some on-site research ($5.1 bln); Kodiak Oil & Gas Corp./Whiting Petroleum which was governed by an extremely tight merger agreement and closed despite a 50% drop in energy prices ($4 bln); Banco Santander Brasil SA/Banco Santander SA ($3.2 bln USD) and several others.

SECTOR EXPOSURE	REGIONAL EXPOSURE

Type of Buyer		Deal Terms*
Strategic	98.73%	Cash	27.28%
Financial	1.27%	Stock and Stub(1)	22.28%
		Cash & Stock	20.86%
By Deal Type		Stock with Fixed Exchange Ratio	12.93%
Friendly	92.33%	Undetermined(2)	10.43%
Hostile	7.67%	Stock with Flexible
		Exchange Ratio (Collar)	6.22%

*	Data expressed as a percentage of long common stock, convertible, corporate and municipal bonds and swap contract positions as of December 31, 2014.
(1)	“Stub” includes assets other than cash and stock (e.g., escrow notes).
(2)
The compensation is undetermined because the compensation to be received (e.g., stock, cash, escrow notes, other) will be determined at later date, potentially at the option of the Fund’s investment adviser.

Event-Driven

In addition to an upturn in megadeals, 2014 also continued the spin-off trend.  Successful spinoffs have generated outsized shareholder returns, reinforcing the value of such “corporate optimization” and encouraging further spin-off activity.  A recent New York Times article opined, “the studies repeatedly show that spinoffs and divestitures create value in both the short and long term.  Some studies show that companies that are involved in a spinoff outperform the market by 15 to 30 percent over three years.  Even the announcement of a spinoff seems to push stock prices higher.  According to the Boston Consulting Group, `55% of all divestitures created value, as measured by the average cumulative abnormal return’ over seven days.”6

The value of spinoffs has risen dramatically since 2010 where the total market value of spun off assets was approximately $130 billion.  Fast forward to 2014 where it is estimated that $664 billion worth of businesses and assets were divested—more than a fivefold increase.7  In 2014, the industries that were most active in breakups have been the utility and energy sectors. Oil prices declined precipitously, causing energy stocks to decline across the board.8  Because there was so much spin-off and restructuring activity in the sector, we had as much as 8-9 percent of our assets in the energy space and experienced some mark-to-market declines on those positions.  However, because our positions are structured with option hedges such that the delta to the sector and the market in general is significantly reduced, we were able to avoid significant damage and in fact preserved positive performance for the year with a fraction of the market and indices’ volatility.

We intend to continue using various parts of the capital structure for hedging purposes. As mentioned in prior letters, we anticipate that by managing the event-driven strategy consistent with our firm-wide investment discipline, we will be positioned towards the conservative end of the spectrum, from both a risk and return perspective.  Accordingly, our focus will remain on risk-adjusted, rather than notional returns in all market environments.  However, even from a rate of return perspective, the Fund’s positive (albeit modest) absolute return for the quarter and year outpaced the relevant indices, many of which were negative (WCEIX returned 0.16% QTD and 3.87% YTD vs the HFRX Event Driven Index return of -5.45% and

6	New York Times, The Mergers and Acquisition Cycle: Buy. Divide. Conquer, December 10, 2014
7	New York Times, Corporate Spinoffs Expected To Grow Next Yr. Study Finds, December 11, 2014
8	For example, the XLE Energy Select Sector ETF declined by 12.5% during the quarter.

-4.06% respectively).  Whether equities resume their upward trajectory or not, we believe the success of our investments essentially continues to be dependent upon the completion of the transactions in which we have invested.  Our three year beta, which includes market downturns, continues to be sub 0.20 for our merger arbitrage vehicles and approximately 0.25 for the event-driven funds that we manage.

Portfolio Performance Summary

Strategy	Allocations
Arbitrage	61.53%
Special Situations	20.46%
Extraordinary Events	12.92%
Non-directional Credit	5.09%
Total	100.00%

Strategy allocations are the direct result of our bottom-up research; our investment decisions are based on the unique characteristics of each opportunity. Every investment must be public and have a defined timeline and expected return.  Outside of these factors, the strategy is designed to “go where the events are.”  We are, therefore, more reactive than proactive when it comes to making specific allocations to macro-factors like strategy, sector and even country.

WCEIX turned in a positive performance for the quarter, inching ahead by 0.16% and finishing the year with a 3.87% gain, well ahead of its peers and relevant indices.  As of December 31st, the Fund was 114% invested and held 94 individual investments across all several categories of events. Gains were driven by our investments in (restructuring/extraordinary event), General Motors (special situation), Starwood Property Trust (extraordinary Allergan (merger arbitrage), Covidien (merger arbitrage), Lamar Advertising (REIT conversion), Vivendi SA (event) and Tim Hortons, Inc. (merger arb).

Aside from the terminated Shire transaction, which cost the Fund 100 bps this quarter, a majority of the top ten performance detractors were event-driven investments in the energy sector.  These included QEP Resources Inc., Anadarko Petroleum Corp., Hess Corp., Occidental Petroleum Corp., Williams Companies, Inc. and Noble Corporation plc, which combined cost the Fund approximately 110 bps. Another losing position was the Time Warner Cable Inc./Comcast Corp., a pending merger which is awaiting regulatory approval and cost the Fund 10 bps. Fortunately, our conservative positioning of these transactions allowed us to mitigate some of the downside experienced by the sector.

Consistent with that mindset, we will continue to seek idiosyncratic catalyst-driven investments in a variety of industries. The criteria for these investments include low correlation with markets or macro environments as well as the potential for attractive risk-adjusted returns.

OUR COMPANY

Westchester Capital manages a total of four SEC-registered mutual funds.  On the conservative end of the spectrum, we have The Merger Fund® and its insurance-dedicated counterpart, The Merger Fund VL (for Variable Life and Annuity investors); moving up the ladder modestly in terms of both historic volatility and return is the Dunham Monthly Distribution Fund (which we manage as a sub-adviser), which provides an alternative market-neutral profile to The Merger Fund® with an income-oriented slant; and now passing its one-year anniversary, we also offer an institutional class of the WCM Alternatives: Event-Driven Fund (symbol: WCEIX).  It is a complementary product which invests in the more dynamic event-driven space.  As mentioned previously, WCEIX’s mandate is broader and more aggressively defined than either The Merger Fund® or the Dunham Fund.  It will not provide a monthly distribution, and will be positioned to potentially provide higher returns along with a possible higher standard deviation.

As usual, quarterly statistical summaries for any of our vehicles are provided within two weeks of the end of the quarter, typically one month prior to the release of the quarterly letter.  They are available electronically on our website, and we would be happy to arrange for a scheduled email as soon as the data becomes available. For convenience, investors can arrange for e-alerts of important Fund communications.  Through our website at www.westchestercapitalfunds.com, you can check direct account balances, make purchases and sales, and sign up for notification of trade confirmations, statements and shareholder communications via e-mail.

Stay warm.  Daylight hours are starting to get longer already!

Roy Behren	Mike Shannon

IMPORTANT DISCLOSURES

Before investing in The Merger Fund® and/or WCM Alternatives: Event-Driven Fund, carefully consider the investment objectives, risks, charges and expenses.  For a prospectus or summary prospectus containing this and other information, please call (800) 343-8959.  Please read the prospectus carefully before investing.  The Merger Fund VL is available through variable products offered by third-party insurance companies. For a prospectus containing information for any variable annuity or variable life product that invests in The

Merger Fund VL, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds.  To obtain a prospectus for the Dunham Monthly Distribution Fund, please visit www.dunham.com. Please read it carefully before investing.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund as of December 31, 2014 were:  Time Warner Cable Inc. (5.11%), DIRECTV (5.07%), Covidien PLC (4.81%), Allergan, Inc. (4.69%), TRW Automotive Holdings Corp. (4.66%), American International Group, Inc. (3.13%), Vivendi SA (3.12%), CareFusion Corporation (2.99%), Lamar Advertising Company (2.69%), Dresser-Rand Group (2.60%).  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund VL as of December 31, 2014 were: Time Warner Cable Inc. (4.62%), DIRECTV (4.57%), TRW Automotive Holdings Corp. (4.33%), Allergan, Inc. (4.33%), Covidien PLC (4.31%), Dresser-Rand Group (2.98%), CareFusion Corporation (2.86%), Vivendi SA (2.80%), American International Group, Inc. (2.62%), Lamar Advertising Company (2.37%).  The Ten Largest Positions as a Percent of Net Assets for WCM Alternatives Event-Driven Fund as of December 31, 2014 were:  DIRECTV (4.69%), Time Warner Cable Inc. (4.64%), Allergan, Inc. (4.54%), Lamar Advertising Company (4.31%), Covidien PLC (4.31%), Hudson City Bancorp, Inc. (3.60%).TRW Automotive Holdings Corp. (3.35%), American International Group, Inc. (3.35%), General Motors Co. (3.33%) Huntsman Corporation (3.14%).

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Merger‐arbitrage and event‐driven investing involves the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that a Fund’s return on the investment will be negative. Investments in foreign companies may entail political, cultural, regulatory, legal, and tax risks different from those associated with comparable transactions in the United States. The frequency of a Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long‐only funds. Increased portfolio turnover may result in higher brokerage commissions, dealer mark‐ups and other transaction costs. The higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance. A Fund may enter into short sale transactions for, among other reasons, purposes of protecting against a decline in the market value of the acquiring company’s shares prior to the acquisition completion. If the price of a security sold short increases between the time of the short sale and the time a Fund covers its short position, a Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. Derivatives may create leverage which will amplify the effect of the performance of those instruments on a Fund and may produce significant losses. A Fund’s hedging strategy will be subject to the Fund’s investment adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.

References to other mutual funds do not construe an offer of those securities. Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The views expressed are as of February 10, 2015 and are a general guide to the views of Westchester Capital Management, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.  This document does not replace portfolio and fund-specific materials.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) As of December 31, 2014, The Merger Fund® was rated against the following numbers of U.S.-domiciled Market Neutral funds over the following time periods: 110 funds in the last three years, 64 funds in the last five years, and 27 funds in the last ten years.  With respect to these Market Neutral funds, The Merger Fund® received a Morningstar Rating of 4 stars, 4 stars and 4 stars for the three-, five- and ten-year periods, respectively.  © 2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Definitions:  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; The MSCI World Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed economies; The Barclays Aggregate Bond Index is an intermediate term index comprised of investment grade bonds;  The Morningstar Category:  Market Neutral is an index comprised of a universe of funds with similar investment objectives. Indices are unavailable for direct investment.  The HFRX Merger Arbitrage Index is comprised of strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.  Standard Deviation is the degree by which returns vary relative to the average return. The higher the standard deviation, the greater the variability of the investment; Beta is a measure of the fund’s sensitivity to market movements.  A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market; A basis point (often denoted as bp) is a unit equal to 1/100 of a percentage point and can  be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point; Correlation is calculated using R-Squared; which is a measure that represents the percentage of a fund’s movements that can be explained by movements in a benchmark index.  A fund with low R-squared doesn’t act much like the index. The VIX or CBOE Volatility Index is often referred to as “the fear gauge,” reflects expected 30-day volatility of the S&P 500. The VIX typically is inversely related to equity markets, as declining markets are viewed as more risky (or volatile) than rising markets.  Delta is the ratio of the change in price of an option to the change in price of the underlying asset. Also called the hedge ratio. Applies to derivative products. For a call option on a stock, a delta of 0.50 means that for every $1.00 that the stock goes up, the option price rises by $0.50. As options near expiration, in-the-money call option contracts approach a delta of 1.0, while in-the-money put options approach a delta of -1.

The SEC does not endorse, indemnify, approve nor disapprove of any security.

The Merger Fund® and WCM Alternatives: Event-Driven Fund is distributed by Quasar Distributors, LLC.  The Merger VL is available through variable products offered by third-party insurance companies and is not affiliated with Quasar Distributors, LLC.  The Dunham Monthly Distribution Fund, which is sub-advised by Westchester Capital Management, LLC, is distributed by Dunham and Associates Investment Counsel, which have no affiliation with Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND AND S&P 500

		Average Annual
		Total Return
	1 Yr.	3 Yr.	5 Yr.	10 Yr.
The Merger Fund – Investor Class	1.43%	2.88%	2.74%	3.41%
The Standard & Poor’s 500 Index	13.69%	20.41%	15.45%	7.67%

		Since Inception
	1 Year	(8/1/2013)
The Merger Fund – Institutional Class	1.63%	2.71%
The Standard & Poor’s 500 Index	13.69%	16.57%

The Standard & Poor’s 500 Index (“S&P 500”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on December 31, 2004. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT
IN THE WCM ALTERNATIVES: EVENT-DRIVEN FUND AND S&P 500

Total Return
Since Inception
(1/2/2014)
WCM Alternatives: Event-Driven Fund –
Institutional Class	3.87%
The Standard & Poor’s 500 Index	14.69%

The Standard & Poor’s 500 Index (“S&P 500”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  This chart assumes an initial gross investment of $1,000,000 made on January 2, 2014.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund and WCM Alternatives: Event-Driven Fund
EXPENSE EXAMPLE
December 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs as described below and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 for the period 7/1/14 — 12/31/14.

Actual Expenses

The first line of the table for each share class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The example below includes, among other fees, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Merger Fund and WCM Alternatives: Event-Driven Fund
EXPENSE EXAMPLE
December 31, 2014 (Unaudited)

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/14 —
	7/1/14	12/31/14	Ratio	12/31/14*
The Merger Fund
Investor Class
Actual+(1)	$1,000.00	$ 985.90	1.61%	$ 8.06
Hypothetical+(2)	$1,000.00	$1,017.09	1.61%	$ 8.19
Institutional Class
Actual++(3)	$1,000.00	$ 987.20	1.28%	$ 6.41
Hypothetical++(2)	$1,000.00	$1,018.75	1.28%	$ 6.51

WCM Alternatives: Event-Driven Fund
Institutional Class
Actual+++(4)	$1,000.00	$ 988.30	2.53%	$12.68
Hypothetical+++(2)	$1,000.00	$1,012.45	2.53%	$12.83

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
+
Excluding dividends and borrowing expense on securities sold short, your actual cost of investment in and your hypothetical cost of investment in The Merger Fund Investor Class would have been $6.16 and $6.26, respectively.

++
Excluding dividends and borrowing expense on securities sold short, your actual cost of investment in and your hypothetical cost of investment in The Merger Fund Institutional Class would have been $4.91 and $4.99, respectively.

+++
Excluding dividends and borrowing expense on securities sold short, your actual cost of investment in and your hypothetical cost of investment in the WCM Alternatives: Event-Driven Fund Institutional Class would have been $8.72 and $8.84, respectively.

(1)	Ending account values and expenses paid during the period based on a -1.41% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
(3)	Ending account values and expenses paid during the period based on a -1.28% return. This actual return is net of expenses.
(4)	Ending account values and expenses paid during the period based on a -1.17% return. This actual return is net of expenses.

The Merger Fund
SCHEDULE OF INVESTMENTS
December 31, 2014

Shares		Value
COMMON STOCKS — 79.11%

	ADVERTISING — 2.55%
2,566,400	Lamar Advertising Company Class A (f)	$137,661,696

	AEROSPACE & DEFENSE — 2.15%
1,474,310	B/E Aerospace, Inc. (a)(e)	85,539,466
737,155	KLX, Inc. (a)	30,407,644
		115,947,110

	AUTO PARTS & EQUIPMENT — 3.35%
1,761,803	TRW Automotive Holdings Corporation (a)(f)	181,201,438

	AUTOMOBILE MANUFACTURERS — 1.90%
2,943,200	General Motors Company (g)	102,747,112

	BIOTECHNOLOGY — 1.12%
600,424	Cubist Pharmaceuticals, Inc. (a)	60,432,676

	BROADCASTING — 1.10%
1,075,537	CBS Corporation Class B (f)	59,520,218

	CABLE & SATELLITE TV — 11.89%
1,819,928	DIRECTV (a)	157,787,758
1,169,100	DISH Network Corporation Class A (a)(e)	85,215,699
531,148	Liberty Global plc Series C (a)(b)	25,659,760
31,863,351	Sirius XM Holdings, Inc. (a)	111,521,728
1,723,398	Time Warner Cable, Inc.	262,059,900
		642,244,845

	CASINOS & GAMING — 1.04%
3,259,704	International Game Technology (f)	56,229,894

	COMMUNICATIONS EQUIPMENT — 0.10%
273,197	Riverbed Technology, Inc. (a)	5,575,951

	DIVERSIFIED CHEMICALS — 5.03%
1,849,700	The Dow Chemical Company (e)	84,364,817
857,900	E.I. Du Pont de Nemours & Company (f)	63,433,126
5,428,937	Huntsman Corporation	123,671,185
		271,469,128

	FOOD RETAIL — 1.10%
1,689,374	Safeway, Inc.	59,330,815

	GENERAL MERCHANDISE STORES — 2.40%
1,637,252	Family Dollar Stores, Inc.	129,686,731

	GOLD — 0.44%
1,255,684	Newmont Mining Corporation (f)	23,732,428

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Shares		Value
	HEALTH CARE EQUIPMENT — 4.56%
2,410,571	Covidien plc (b)	$246,553,202

	HOME BUILDING — 0.32%
722,005	Brookfield Residential Properties, Inc. (a)(b)	17,371,440

	INDUSTRIAL MACHINERY — 0.20%
249,500	The Timken Company	10,648,660

	INTEGRATED OIL & GAS — 4.20%
944,900	BP plc — ADR (f)	36,019,588
1,590,500	Hess Corporation (f)	117,410,710
909,541	Occidental Petroleum Corporation (e)	73,318,100
		226,748,398

	INTEGRATED TELECOMMUNICATION SERVICES — 0.00%
5,500	Verizon Communications, Inc.	257,290

	INTERNET SOFTWARE & SERVICES — 0.73%
401,900	eBay, Inc. (a)(f)	22,554,628
73,701	Equinix, Inc. (f)	16,710,228
200	Yahoo!, Inc. (a)	10,102
		39,274,958

	IT CONSULTING & OTHER SERVICES — 0.43%
930,726	Sapient Corporation (a)	23,156,463

	LEISURE FACILITIES — 0.11%
103,500	LIFE TIME FITNESS, Inc. (a)	5,860,170

	LIFE & HEALTH INSURANCE — 0.88%
681,723	Protective Life Corporation	47,482,007

	LIFE SCIENCES TOOLS & SERVICES — 0.67%
346,554	Covance, Inc. (a)	35,986,167

	MOVIES & ENTERTAINMENT — 0.00%
1,000	SFX Entertainment, Inc. (a)	4,530

	MULTI-LINE INSURANCE — 2.97%
2,862,287	American International Group, Inc. (f)	160,316,695

	OIL & GAS DRILLING — 0.28%
929,377	Noble Corporation plc (b)(e)	15,399,777

	OIL & GAS EQUIPMENT & SERVICES — 2.63%
582,793	Amec Foster Wheeler plc — ADR	7,541,341
1,000,065	Baker Hughes, Inc. (f)	56,073,645
962,207	Dresser-Rand Group, Inc. (a)(e)	78,708,533
		142,323,519

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Shares		Value
	OIL & GAS EXPLORATION & PRODUCTION — 1.79%
1,137,900	Anadarko Petroleum Corporation (e)	$93,876,750
196,136	California Resources Corporation (a)	1,080,709
97,262	QEP Resources, Inc.	1,966,638
		96,924,097

	OIL & GAS STORAGE & TRANSPORTATION — 2.12%
1,044,924	Kinder Morgan, Inc. (f)	44,210,719
1,561,200	The Williams Companies, Inc. (e)	70,160,328
		114,371,047

	PAPER PACKAGING — 1.62%
953,000	MeadWestvaco Corporation (f)	42,303,670
738,700	Rock-Tenn Company Class A (f)	45,045,926
		87,349,596

	PAPER PRODUCTS — 1.37%
1,381,600	International Paper Company (e)	74,026,128

	PHARMACEUTICALS — 5.63%
1,130,695	Allergan, Inc. (f)	240,374,450
24,453	Auxilium Pharmaceuticals, Inc. (a)	840,817
2,025,169	Pfizer, Inc. (f)	63,084,014
		304,299,281

	REGIONAL BANKS — 0.13%
647,246	Investors Bancorp, Inc.	7,265,336

	REITS — 2.21%
2,914,775	Equity Commonwealth (e)	74,822,274
1,581,506	Starwood Property Trust, Inc.	36,754,199
288,499	Starwood Waypoint Residential Trust	7,607,719
		119,184,192

	RESTAURANTS — 0.19%
265,305	Restaurant Brands International, Inc. (a)(b)	10,357,507

	SEMICONDUCTOR EQUIPMENT — 2.02%
5,711,765	Tokyo Electron Ltd. — ADR	108,980,476

	SEMICONDUCTORS — 2.28%
1,554,200	International Rectifier Corporation (a)	62,012,580
2,217,777	TriQuint Semiconductor, Inc. (a)	61,099,756
		123,112,336

	SPECIALTY CHEMICALS — 2.00%
785,913	Sigma-Aldrich Corporation	107,882,277

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Shares		Value

	THRIFTS & MORTGAGE FINANCE — 1.77%
156,415	Beneficial Mutual Bancorp, Inc. (a)(h)	$1,919,212
9,239,441	Hudson City Bancorp, Inc. (e)	93,503,143
		95,422,355

	TRADING COMPANIES & DISTRIBUTORS — 0.02%
15,831	Veritiv Corporation (a)	821,154

	TRUCKING — 1.35%
2,932,077	Hertz Global Holdings, Inc. (a)(e)	73,126,000

	WIRELESS TELECOMMUNICATION SERVICES — 2.46%
3,731,700	T-Mobile U.S., Inc. (a)(e)	100,531,998
945,225	Vodafone Group plc — ADR (f)	32,298,338
		132,830,336
	TOTAL COMMON STOCKS (Cost $4,135,467,537)	4,273,115,436

PREFERRED STOCKS — 0.04%
95,269	State Street Corporation, 6.000%	2,404,590
	TOTAL PREFERRED STOCKS (Cost $2,376,961)	2,404,590

CONTINGENT VALUE RIGHTS — 0.00%
77,699	Leap Wireless International, Inc. (a)(d)(l)	242,809
	TOTAL CONTINGENT VALUE RIGHTS (Cost $0)	242,809

Principal Amount
CONVERTIBLE BONDS — 0.08%
	Cubist Pharmaceuticals, Inc.
$ 2,979,000	1.875%, 9/1/2020	4,058,888
	TOTAL CONVERTIBLE BONDS (Cost $3,947,093)	4,058,888

CORPORATE BONDS — 1.82%
	Dresser-Rand Group, Inc.
945,000	6.500%, 5/1/2021	1,020,600
	Drill Rigs Holdings, Inc.
18,980,000	6.500%, 10/1/2017 (Acquired 5/27/14
	through 5/28/14, cost $19,655,376) (b)(i)	15,848,300
	Energy Future Intermediate Holding Company LLC
14,361,000	11.750%, 3/1/2022 (Acquired 10/6/14
	through 10/7/14, cost $16,495,980) (i)(j)	17,089,590
	Gentiva Health Services, Inc.
43,682,000	11.500%, 9/1/2018	46,532,251

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Principal Amount		Value
	Kodiak Oil & Gas Corporation
$ 6,759,000	5.500%, 1/15/2021 (b)	$6,809,692
11,167,000	5.500%, 2/1/2022 (b)	11,250,753
	TOTAL CORPORATE BONDS (Cost $102,209,622)	98,551,186

MUNICIPAL BONDS — 0.11%
	Louisiana Public Facilities
5,984,000	9.750%, 8/1/2015 (g)	5,983,461
	TOTAL MUNICIPAL BONDS (Cost $5,984,000)	5,983,461

Contracts (100 shares per contract)

PURCHASED PUT OPTIONS — 0.65%
	American International Group, Inc.
16,105	Expiration: February 2015, Exercise Price: $50.00	434,835
1,331	Expiration: March 2015, Exercise Price: $52.50	111,804
	Anadarko Petroleum Corporation
8,533	Expiration: January 2015, Exercise Price: $85.00	3,562,527
	B/E Aerospace, Inc.
12,115	Expiration: January 2015, Exercise Price: $70.00	278,645
	Baker Hughes, Inc.
1,742	Expiration: January 2015, Exercise Price: $55.00	188,136
3,102	Expiration: January 2015, Exercise Price: $57.50	718,113
	Bayer AG
1,346	Expiration: January 2015, Exercise Price: EUR 100.00 (k)	42,347
821	Expiration: February 2015, Exercise Price: EUR 96.00 (k)	60,600
1,246	Expiration: February 2015, Exercise Price: EUR 105.00 (k)	248,775
	BP plc — ADR
7,559	Expiration: April 2015, Exercise Price: $32.00	362,832
	CBS Corporation Class B
7,816	Expiration: March 2015, Exercise Price: $50.00	820,680
	DISH Network Corporation Class A
7,308	Expiration: January 2015, Exercise Price: $52.50	36,540
1,917	Expiration: January 2015, Exercise Price: $55.00	23,962
9,352	Expiration: March 2015, Exercise Price: $62.50	1,356,040
	The Dow Chemical Company
13,983	Expiration: March 2015, Exercise Price: $40.00	929,869
	E.I. Du Pont de Nemours & Company
4,576	Expiration: January 2015, Exercise Price: $60.00	11,440
2,144	Expiration: January 2015, Exercise Price: $62.50	6,432
4,290	Expiration: February 2015, Exercise Price: $67.50	229,515

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Contracts (100 shares per contract)		Value
	eBay, Inc.
3,819	Expiration: February 2015, Exercise Price: $50.00	$166,127
	Equinix, Inc.
204	Expiration: January 2015, Exercise Price: $180.00	7,650
	General Motors Company
1,561	Expiration: January 2015, Exercise Price: $27.00	3,122
2,639	Expiration: January 2015, Exercise Price: $28.00	7,917
4,008	Expiration: January 2015, Exercise Price: $29.00	8,016
780	Expiration: January 2015, Exercise Price: $30.00	3,900
257	Expiration: March 2015, Exercise Price: $29.00	7,196
1,560	Expiration: March 2015, Exercise Price: $30.00	56,160
	Hertz Global Holdings, Inc.
6,194	Expiration: January 2015, Exercise Price: $18.00	15,485
13,220	Expiration: January 2015, Exercise Price: $20.00	66,100
1,402	Expiration: January 2015, Exercise Price: $21.00	12,618
6,088	Expiration: March 2015, Exercise Price: $20.00	273,960
	Hess Corporation
12,723	Expiration: February 2015, Exercise Price: $67.50	2,048,403
	Huntsman Corporation
791	Expiration: January 2015, Exercise Price: $22.00	19,775
1,852	Expiration: February 2015, Exercise Price: $22.00	157,420
13,434	Expiration: February 2015, Exercise Price: $23.00	1,780,005
23,339	Expiration: February 2015, Exercise Price: $24.00	4,434,410
	International Paper Company
10,932	Expiration: January 2015, Exercise Price: $45.00	158,514
	Kinder Morgan, Inc.
7,463	Expiration: January 2015, Exercise Price: $50.00	5,746,510
2,986	Expiration: January 2015, Exercise Price: $55.00	3,792,220
	Lamar Advertising Company Class A
2,093	Expiration: January 2015, Exercise Price: $45.00	15,698
1,807	Expiration: January 2015, Exercise Price: $47.00	9,035
1,406	Expiration: January 2015, Exercise Price: $48.00	10,545
	LIFE TIME FITNESS, Inc.
828	Expiration: February 2015, Exercise Price: $45.00	24,840
	MeadWestvaco Corporation
7,624	Expiration: March 2015, Exercise Price: $37.50	209,660
	Noble Corporation plc
1,831	Expiration: January 2015, Exercise Price: $19.00	460,497

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Contracts (100 shares per contract)		Value
	Occidental Petroleum Corporation
624	Expiration: January 2015, Exercise Price: $77.50	$39,000
3,568	Expiration: January 2015, Exercise Price: $82.50	693,976
3,353	Expiration: February 2015, Exercise Price: $72.50	331,947
	Pfizer, Inc.
2,832	Expiration: January 2015, Exercise Price: $27.00	7,080
	Restaurant Brands International, Inc.
47	Expiration: January 2015, Exercise Price: $39.00	4,935
2,604	Expiration: January 2015, Exercise Price: $40.00	468,720
	Rock-Tenn Company Class A
2,308	Expiration: January 2015, Exercise Price: $40.00	23,080
4,052	Expiration: January 2015, Exercise Price: $45.00	40,520
	SPDR S&P 500 ETF Trust
1,866	Expiration: January 2015, Exercise Price: $200.00	227,652
10,259	Expiration: January 2015, Exercise Price: $201.00	1,384,965
2,331	Expiration: February 2015, Exercise Price: $201.00	743,589
	The Timken Company
1,996	Expiration: March 2015, Exercise Price: $40.00	224,550
	T-Mobile U.S., Inc.
3,262	Expiration: January 2015, Exercise Price: $24.00	45,668
28,439	Expiration: January 2015, Exercise Price: $25.00	767,853
	Vodafone Group plc — ADR
2,602	Expiration: January 2015, Exercise Price: $32.00	52,040
	The Williams Companies, Inc.
9,990	Expiration: February 2015, Exercise Price: $40.00	859,140
2,501	Expiration: February 2015, Exercise Price: $41.00	257,603
	TOTAL PURCHASED PUT OPTIONS (Cost $54,773,794)	35,091,193

Principal Amount
ESCROW NOTES — 0.05%
$1,243,406	AMR Corporation (a)(d)(l)	2,580,067
	TOTAL ESCROW NOTES (Cost $679,555)	2,580,067

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Shares		Value
SHORT-TERM INVESTMENTS — 15.39%
332,000,000	Fidelity Institutional Government Portfolio,
	Institutional Share Class, 0.01% (c)(f)	$332,000,000
167,140,171	Goldman Sachs Financial Square Money Market Fund,
	Institutional Share Class, 0.07% (c)(f)	167,140,171
332,000,000	The Liquid Asset Portfolio,
	Institutional Share Class, 0.07% (c)(f)	332,000,000
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $831,140,171)	831,140,171
	TOTAL INVESTMENTS
	(Cost $5,136,578,733) — 97.25%	$5,253,167,801

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
EUR – Euro
plc – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2014.
(d)	Security fair valued by the Adviser in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short.
(f)	All or a portion of the shares have been committed as collateral for written option contracts.
(g)	All or a portion of the shares have been committed as collateral for swap contracts.
(h)	All or a portion of the shares have been committed as collateral for forward currency exchange contracts.
(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2014, these securities represented 0.61% of total net assets.

(j)	Default or other conditions exist and the security is not presently accruing income.
(k)	Level 2 Security. Please see Note 2 on the Notes to the Financial Statements.
(l)	Level 3 Security. Please see Note 2 on the Notes to the Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS
December 31, 2014

Shares		Value
COMMON STOCKS — 59.01%

	AEROSPACE & DEFENSE — 0.28%
437	B/E Aerospace, Inc. (a)(e)	$25,355
219	KLX, Inc. (a)	9,013
		34,368

	ALTERNATIVE CARRIERS — 0.00%
9	Level 3 Communications, Inc. (a)	444

	AUTO PARTS & EQUIPMENT — 0.31%
369	TRW Automotive Holdings Corporation (a)(e)	37,952

	BANKS — 0.49%
1,100	Citigroup, Inc. (e)	59,521

	BIOTECHNOLOGY — 1.15%
1,385	Cubist Pharmaceuticals, Inc. (a)(d)	139,400

	BROADCASTING — 0.73%
5,246	Media General, Inc. (a)	87,765

	CABLE & SATELLITE TV — 9.92%
4,331	DIRECTV (a)(d)	375,498
3,100	DISH Network Corporation Class A (a)(e)	225,959
780	Liberty Global plc Series C (a)(b)	37,682
69,769	Sirius XM Holdings, Inc. (a)(e)	244,191
2,077	Time Warner Cable, Inc.	315,829
		1,199,159

	CASINOS & GAMING — 1.01%
7,094	International Game Technology (e)	122,372

	COMMUNICATIONS EQUIPMENT — 0.24%
1,415	Riverbed Technology, Inc. (a)	28,880

	DIVERSIFIED CHEMICALS — 2.13%
3,700	The Dow Chemical Company (e)	168,757
1,100	E.I. Du Pont de Nemours & Company (e)	81,334
312	Huntsman Corporation	7,107
		257,198

	FOOD RETAIL — 1.31%
4,501	Safeway, Inc. (d)	158,075

	GENERAL MERCHANDISE STORES — 2.65%
4,039	Family Dollar Stores, Inc. (e)	319,929

	GOLD — 0.35%
2,263	Newmont Mining Corporation (e)	42,771

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Shares		Value
	HOME BUILDING — 0.98%
4,923	Brookfield Residential Properties, Inc. (a)(b)(d)	$118,447

	INDUSTRIAL MACHINERY — 0.18%
500	The Timken Company	21,340

	INTEGRATED OIL & GAS — 0.57%
1,800	BP plc — ADR (e)	68,616

	INTERNET SOFTWARE & SERVICES — 0.56%
1,200	eBay, Inc. (a)(e)	67,344

	IT CONSULTING & OTHER SERVICES — 0.38%
1,854	Sapient Corporation (a)(f)	46,128

	LEISURE FACILITIES — 0.19%
400	LIFE TIME FITNESS, Inc. (a)	22,648

	LIFE & HEALTH INSURANCE — 0.46%
791	Protective Life Corporation	55,093

	LIFE SCIENCES TOOLS & SERVICES — 0.59%
686	Covance, Inc. (a)	71,234

	OIL & GAS DRILLING — 0.09%
623	Noble Corporation plc (b)	10,323

	OIL & GAS EQUIPMENT & SERVICES — 4.10%
2,589	Amec Foster Wheeler plc — ADR	33,502
2,402	Baker Hughes, Inc. (e)	134,680
4,003	Dresser-Rand Group, Inc. (a)(d)	327,445
		495,627

	OIL & GAS STORAGE & TRANSPORTATION — 1.61%
1,001	Kinder Morgan, Inc. (e)	42,336
3,400	The Williams Companies, Inc. (e)	152,796
		195,132

	PAPER PACKAGING — 2.16%
2,400	MeadWestvaco Corporation (e)	106,536
500	Packaging Corporation of America (e)	39,025
1,900	Rock-Tenn Company Class A (e)	115,862
		261,423

	PAPER PRODUCTS — 1.82%
4,100	International Paper Company (e)	219,678

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Shares		Value
	PHARMACEUTICALS — 5.35%
2,578	Allergan, Inc. (e)	$548,057
147	Auxilium Pharmaceuticals, Inc. (a)	5,055
3,000	Pfizer, Inc. (e)	93,450
		646,562

	REGIONAL BANKS — 0.43%
4,574	Investors Bancorp, Inc. (g)	51,343

	REITS — 3.85%
7,800	Equity Commonwealth (e)	200,226
8,600	Starwood Property Trust, Inc. (d)	199,864
448	Starwood Waypoint Residential Trust	11,814
3,426	Winthrop Realty Trust	53,411
		465,315

	RESTAURANTS — 0.22%
682	Restaurant Brands International, Inc. (a)(b)(e)	26,625

	SEMICONDUCTOR EQUIPMENT — 2.16%
13,649	Tokyo Electron Ltd. — ADR	260,423

	SEMICONDUCTORS — 2.55%
3,706	International Rectifier Corporation (a)(d)	147,869
5,830	TriQuint Semiconductor, Inc. (a)(d)	160,617
		308,486

	SPECIALTY CHEMICALS — 1.95%
1,719	Sigma-Aldrich Corporation	235,967

	THRIFTS & MORTGAGE FINANCE — 4.42%
8,103	Beneficial Mutual Bancorp, Inc. (a)	99,424
42,896	Hudson City Bancorp, Inc. (d)	434,107
		533,531

	TRADING COMPANIES & DISTRIBUTORS — 0.01%
16	Veritiv Corporation (a)	830

	TRUCKING — 1.49%
7,206	Hertz Global Holdings, Inc. (a)(e)	179,718

	WIRELESS TELECOMMUNICATION SERVICES — 2.32%
8,000	T-Mobile U.S., Inc. (a)(e)	215,520
1,911	Vodafone Group plc — ADR (e)	65,299
		280,819
	TOTAL COMMON STOCKS (Cost $7,098,229)	7,130,486

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Shares		Value
CLOSED-END FUNDS — 1.14%
5,564	Eaton Vance Floating-Rate Income Trust	$77,284
149	First Trust MLP and Energy Income Fund	3,211
2,772	First Trust Senior Floating Rate Income Fund II	36,064
1,050	Nuveen Energy MLP Total Return Fund	21,336
	TOTAL CLOSED-END FUNDS (Cost $147,539)	137,895

PREFERRED STOCKS — 5.07%
4,200	Ally Financial, Inc., 8.500%, Series A (f)	112,896
2,600	American Homes 4 Rent, 5.000%, Series B (d)	64,116
2,700	Equity Commonwealth, 7.250%, Series E (e)	68,850
2,655	HSBC Finance Corporation, 6.360%, Series B	67,278
6,025	NorthStar Realty Finance Corporation,
	8.750%, Series E (d)	152,011
717	SLM Corporation, 6.970%, Series A (d)	35,362
4,461	State Street Corporation, 6.000% (f)	112,596
	TOTAL PREFERRED STOCKS (Cost $602,177)	613,109

Principal Amount
BANK LOANS — 0.34%
$40,905	Energy Future Intermediate Holding Company LLC
	3.628%, 6/19/2016 (k)	40,880
	TOTAL BANK LOANS (Cost $41,407)	40,880

CONVERTIBLE BONDS — 0.07%
	Cubist Pharmaceuticals, Inc.
6,000	1.875%, 9/1/2020	8,175
	TOTAL CONVERTIBLE BONDS (Cost $7,950)	8,175

CORPORATE BONDS — 5.11%
	Drill Rigs Holdings, Inc.
24,000	6.500%, 10/1/2017 (Acquired 5/27/14
	through 5/28/14, cost $24,854) (b)(h)	20,040
	Energy Future Intermediate Holding Company LLC
140,000	11.750%, 3/1/2022 (Acquired 9/30/14
	through 10/6/14, cost $165,931) (h)(i)	166,600
	KCG Holdings, Inc.
115,000	8.250%, 6/15/2018 (Acquired 12/2/14,
	cost $119,094) (d)(h)	118,450

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Principal Amount		Value
	Kodiak Oil & Gas Corporation
$112,000	5.500%, 1/15/2021 (b)(f)	$112,840
80,000	5.500%, 2/1/2022 (b)	80,600
	U.S. Foods, Inc.
113,000	8.500%, 6/30/2019 (d)	119,766
	TOTAL CORPORATE BONDS (Cost $622,497)	618,296

Contracts (100 shares per contract)
PURCHASED PUT OPTIONS — 0.77%
	American International Group, Inc.
40	Expiration: February 2015, Exercise Price: $50.00	1,080
3	Expiration: March 2015, Exercise Price: $52.50	252
	Anadarko Petroleum Corporation
24	Expiration: January 2015, Exercise Price: $85.00	10,020
	B/E Aerospace, Inc.
40	Expiration: January 2015, Exercise Price: $70.00	920
	Baker Hughes, Inc.
5	Expiration: January 2015, Exercise Price: $55.00	540
8	Expiration: January 2015, Exercise Price: $57.50	1,852
	Bayer AG
5	Expiration: January 2015, Exercise Price: EUR 100.00 (j)	157
2	Expiration: February 2015, Exercise Price: EUR 96.00 (j)	148
3	Expiration: February 2015, Exercise Price: EUR 105.00 (j)	599
	BP plc — ADR
14	Expiration: April 2015, Exercise Price: $32.00	672
	CBS Corporation Class B
17	Expiration: March 2015, Exercise Price: $50.00	1,785
	Citigroup, Inc.
4	Expiration: January 2015, Exercise Price: $47.00	24
	DISH Network Corporation Class A
17	Expiration: January 2015, Exercise Price: $52.50	85
7	Expiration: January 2015, Exercise Price: $55.00	87
12	Expiration: March 2015, Exercise Price: $62.50	1,740
10	Expiration: March 2015, Exercise Price: $65.00	2,050
	The Dow Chemical Company
28	Expiration: March 2015, Exercise Price: $40.00	1,862
	E.I. Du Pont de Nemours & Company
6	Expiration: January 2015, Exercise Price: $60.00	15
3	Expiration: January 2015, Exercise Price: $62.50	9
5	Expiration: February 2015, Exercise Price: $67.50	267

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Contracts (100 shares per contract)		Value
	eBay, Inc.
11	Expiration: February 2015, Exercise Price: $50.00	$478
	Equinix, Inc.
1	Expiration: January 2015, Exercise Price: $180.00	37
	General Motors Company
6	Expiration: January 2015, Exercise Price: $27.00	12
10	Expiration: January 2015, Exercise Price: $28.00	30
14	Expiration: January 2015, Exercise Price: $29.00	28
3	Expiration: January 2015, Exercise Price: $30.00	15
5	Expiration: March 2015, Exercise Price: $30.00	180
	Hertz Global Holdings, Inc.
10	Expiration: January 2015, Exercise Price: $18.00	25
34	Expiration: January 2015, Exercise Price: $20.00	170
6	Expiration: January 2015, Exercise Price: $21.00	54
16	Expiration: March 2015, Exercise Price: $20.00	720
	Hess Corporation
21	Expiration: February 2015, Exercise Price: $67.50	3,381
	Huntsman Corporation
1	Expiration: January 2015, Exercise Price: $22.00	25
3	Expiration: February 2015, Exercise Price: $22.00	255
76	Expiration: February 2015, Exercise Price: $23.00	10,070
42	Expiration: February 2015, Exercise Price: $24.00	7,980
	International Paper Company
33	Expiration: January 2015, Exercise Price: $45.00	478
	Kinder Morgan, Inc.
5	Expiration: January 2015, Exercise Price: $50.00	3,850
5	Expiration: January 2015, Exercise Price: $55.00	6,350
	Lamar Advertising Company Class A
6	Expiration: January 2015, Exercise Price: $45.00	45
7	Expiration: January 2015, Exercise Price: $47.00	35
4	Expiration: January 2015, Exercise Price: $48.00	30
	LIFE TIME FITNESS, Inc.
3	Expiration: February 2015, Exercise Price: $45.00	90
	MeadWestvaco Corporation
19	Expiration: March 2015, Exercise Price: $37.50	523
	Media General, Inc.
52	Expiration: February 2015, Exercise Price: $20.00	18,720
	Noble Corporation plc
6	Expiration: January 2015, Exercise Price: $19.00	1,509

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Contracts (100 shares per contract)		Value
	Occidental Petroleum Corporation
1	Expiration: January 2015, Exercise Price: $77.50	$63
8	Expiration: January 2015, Exercise Price: $82.50	1,556
7	Expiration: February 2015, Exercise Price: $72.50	693
	Packaging Corporation of America
13	Expiration: January 2015, Exercise Price: $60.00	163
	Pfizer, Inc.
7	Expiration: January 2015, Exercise Price: $27.00	18
	Restaurant Brands International, Inc.
6	Expiration: January 2015, Exercise Price: $40.00	1,080
	Rock-Tenn Company Class A
5	Expiration: January 2015, Exercise Price: $40.00	50
12	Expiration: January 2015, Exercise Price: $45.00	120
	SPDR S&P 500 ETF Trust
4	Expiration: January 2015, Exercise Price: $200.00	488
21	Expiration: January 2015, Exercise Price: $201.00	2,835
5	Expiration: February 2015, Exercise Price: $201.00	1,595
	The Timken Company
4	Expiration: March 2015, Exercise Price: $40.00	450
	T-Mobile U.S., Inc.
7	Expiration: January 2015, Exercise Price: $24.00	98
67	Expiration: January 2015, Exercise Price: $25.00	1,809
	Vodafone Group plc — ADR
5	Expiration: January 2015, Exercise Price: $32.00	100
	The Williams Companies, Inc.
21	Expiration: February 2015, Exercise Price: $40.00	1,806
6	Expiration: February 2015, Exercise Price: $41.00	618
	TOTAL PURCHASED PUT OPTIONS (Cost $150,262)	92,796

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Shares		Value
SHORT-TERM INVESTMENTS — 16.40%
778,000	Fidelity Institutional Government Portfolio,
	Institutional Share Class, 0.01% (c)(e)	$778,000
425,393	Goldman Sachs Financial Square Money Market Fund,
	Institutional Share Class, 0.07% (c)(e)	425,393
778,000	The Liquid Asset Portfolio,
	Institutional Share Class, 0.07% (c)(e)	778,000
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,981,393)	1,981,393
	TOTAL INVESTMENTS
	(Cost $10,651,454) — 87.91%	$10,623,030

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
EUR – Euro
plc – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2014.
(d)	All or a portion of the shares have been committed as collateral for open securities sold short.
(e)	All or a portion of the shares have been committed as collateral for written option contracts.
(f)	All or a portion of the shares have been committed as collateral for swap contracts.
(g)	All or a portion of the shares have been committed as collateral for forward currency exchange contracts.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2014,  these securities represented 2.52% of total net assets.

(i)	Default or other conditions exist and the security is not presently accruing income.
(j)	Level 2 Security. Please see Note 2 on the Notes to the Financial Statements.
(k)	Variable rate.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULES OF SECURITIES SOLD SHORT
December 31, 2014

The Merger Fund

Shares		Value
COMMON STOCKS
366,116	Actavis plc (a)	$94,241,920
1	Alliance Data Systems Corporation	286
65,211	American Airlines Group, Inc.	3,497,266
4,641,623	Applied Materials, Inc.	115,669,245
3,637,794	AT&T, Inc.	122,193,500
3,583,755	Comcast Corporation Class A	207,893,628
1,206,801	Comcast Corporation Special Class A	69,469,500
94,710	Dollar Tree, Inc.	6,665,690
7,571	Endo International plc (a)	546,021
490,856	Halliburton Company	19,305,366
93,069	Laboratory Corporation of America Holdings	10,042,145
105	Level 3 Communications, Inc.	5,185
529,841	Liberty Global plc Class A (a)	26,600,667
776,580	M&T Bank Corporation	97,553,980
2,303,937	Medtronic plc	166,344,251
3,714,807	RF Micro Devices, Inc.	61,628,648
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $890,777,275)	$1,001,657,298

WCM Alternatives: Event-Driven Fund

Shares		Value
COMMON STOCKS
842	Actavis plc (a)	$216,739
1	Alliance Data Systems Corporation	286
200	American International Group, Inc.	11,202
11,090	Applied Materials, Inc.	276,363
8,348	AT&T, Inc.	280,409
6,721	Comcast Corporation Class A	389,885
1,447	Comcast Corporation Special Class A	83,297
229	Dollar Tree, Inc.	16,117
46	Endo International plc (a)	3,318
208	Equinix, Inc.	47,160
800	General Motors Company	27,928
1,010	Halliburton Company	39,723
185	Laboratory Corporation of America Holdings	19,962
1,700	Lamar Advertising Company Class A	91,188
859	Liberty Global plc Class A (a)	43,126
3,604	M&T Bank Corporation	452,734
4,734	Medtronic plc	341,795
9,765	RF Micro Devices, Inc.	162,001
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $2,302,370)	$2,503,233

plc – Public Limited Company
(a)	Foreign security.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN
December 31, 2014

Contracts (100 shares per contract)		Value
CALL OPTIONS WRITTEN
	Allergan, Inc.
1,369	Expiration: January 2015, Exercise Price: $210.00	$780,330
	American International Group, Inc.
4,214	Expiration: February 2015, Exercise Price: $52.50	1,748,810
21,746	Expiration: February 2015, Exercise Price: $55.00	4,990,707
2,662	Expiration: March 2015, Exercise Price: $57.50	359,370
	Anadarko Petroleum Corporation
2,845	Expiration: January 2015, Exercise Price: $92.50	108,110
8,534	Expiration: January 2015, Exercise Price: $95.00	196,282
	AT&T, Inc.
1,961	Expiration: January 2015, Exercise Price: $33.00	133,348
	B/E Aerospace, Inc.
3,340	Expiration: January 2015, Exercise Price: $75.00	1,486,300
11,406	Expiration: January 2015, Exercise Price: $80.00	1,425,750
	Baker Hughes, Inc.
1,742	Expiration: January 2015, Exercise Price: $60.00	34,840
3,876	Expiration: January 2015, Exercise Price: $62.50	38,760
	Bayer AG
1,755	Expiration: January 2015, Exercise Price: EUR 110.00 (a)	921,661
821	Expiration: February 2015, Exercise Price: EUR 105.00 (a)	960,669
1,246	Expiration: February 2015, Exercise Price: EUR 115.00 (a)	490,011
	BP plc — ADR
9,448	Expiration: April 2015, Exercise Price: $37.00	2,295,864
	CBS Corporation Class B
741	Expiration: February 2015, Exercise Price: $52.50	311,220
7,072	Expiration: February 2015, Exercise Price: $55.00	1,859,936
7,818	Expiration: March 2015, Exercise Price: $57.50	1,583,145
	DISH Network Corporation Class A
11,691	Expiration: March 2015, Exercise Price: $67.50	9,878,895
	The Dow Chemical Company
7,408	Expiration: March 2015, Exercise Price: $45.00	2,029,792
2,192	Expiration: March 2015, Exercise Price: $46.00	484,432
8,897	Expiration: March 2015, Exercise Price: $47.00	1,565,872
	E.I. Du Pont de Nemours & Company
2,859	Expiration: January 2015, Exercise Price: $70.00	1,193,632
5,720	Expiration: February 2015, Exercise Price: $72.50	1,644,500
	eBay, Inc.
4,019	Expiration: February 2015, Exercise Price: $55.00	1,125,320
	Equinix, Inc.
272	Expiration: January 2015, Exercise Price: $200.00	958,800

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2014

Contracts (100 shares per contract)		Value
	Equity Commonwealth
3,221	Expiration: January 2015, Exercise Price: $27.50	$16,105
	Family Dollar Stores, Inc.
1,385	Expiration: January 2015, Exercise Price: $80.00	110,800
	General Motors Company
5,652	Expiration: January 2015, Exercise Price: $32.00	1,704,078
16,029	Expiration: January 2015, Exercise Price: $33.00	3,366,090
4,118	Expiration: January 2015, Exercise Price: $34.00	527,104
513	Expiration: March 2015, Exercise Price: $33.00	143,640
3,120	Expiration: March 2015, Exercise Price: $34.00	680,160
	Hertz Global Holdings, Inc.
8,632	Expiration: January 2015, Exercise Price: $22.00	2,719,080
1,752	Expiration: January 2015, Exercise Price: $23.00	398,580
18,936	Expiration: March 2015, Exercise Price: $23.00	6,059,520
	Hess Corporation
15,905	Expiration: February 2015, Exercise Price: $72.50	7,197,012
	Huntsman Corporation
1,582	Expiration: January 2015, Exercise Price: $25.00	15,820
2,315	Expiration: February 2015, Exercise Price: $25.00	104,175
17,912	Expiration: February 2015, Exercise Price: $26.00	626,920
31,273	Expiration: February 2015, Exercise Price: $27.00	625,460
	International Game Technology
9,830	Expiration: January 2015, Exercise Price: $17.00	245,750
	International Paper Company
13,816	Expiration: January 2015, Exercise Price: $49.00	6,666,220
	Kinder Morgan, Inc.
7,463	Expiration: January 2015, Exercise Price: $50.00	7,463
2,986	Expiration: January 2015, Exercise Price: $55.00	5,972
	Koninklijke (Royal) KPN NV
18,177	Expiration: January 2015, Exercise Price: EUR 2.60 (a)	153,959
69,226	Expiration: February 2015, Exercise Price: EUR 2.60 (a)	1,005,231
5,095	Expiration: February 2015, Exercise Price: EUR 2.70 (a)	43,155
17,247	Expiration: March 2015, Exercise Price: EUR 2.60 (a)	313,050
	Lamar Advertising Company Class A
24	Expiration: January 2015, Exercise Price: $50.00	9,120
25,180	Expiration: January 2015, Exercise Price: $52.50	4,154,700
	LIFE TIME FITNESS, Inc.
1,035	Expiration: February 2015, Exercise Price: $50.00	771,075
	MeadWestvaco Corporation
9,530	Expiration: March 2015, Exercise Price: $42.50	2,954,300

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2014

Contracts (100 shares per contract)		Value
	Newmont Mining Corporation
2,318	Expiration: March 2015, Exercise Price: $19.00	$333,792
927	Expiration: March 2015, Exercise Price: $20.00	92,700
	Noble Corporation plc
2,289	Expiration: January 2015, Exercise Price: $22.00	2,289
	Occidental Petroleum Corporation
781	Expiration: January 2015, Exercise Price: $82.50	169,867
4,122	Expiration: January 2015, Exercise Price: $87.50	16,488
4,192	Expiration: February 2015, Exercise Price: $80.00	1,597,152
	Pfizer, Inc.
5,666	Expiration: January 2015, Exercise Price: $31.00	322,962
1,004	Expiration: February 2015, Exercise Price: $31.00	89,858
11,267	Expiration: March 2015, Exercise Price: $30.00	1,898,489
273	Expiration: March 2015, Exercise Price: $31.00	29,075
	Restaurant Brands International, Inc.
47	Expiration: January 2015, Exercise Price: $39.00	4,183
2,604	Expiration: January 2015, Exercise Price: $40.00	143,220
	Rock-Tenn Company Class A
2,885	Expiration: January 2015, Exercise Price: $47.50	4,010,150
4,502	Expiration: January 2015, Exercise Price: $50.00	5,064,750
	Sirius XM Holdings, Inc.
41,215	Expiration: January 2015, Exercise Price: $3.50	206,075
6,698	Expiration: February 2015, Exercise Price: $3.50	80,376
23,345	Expiration: March 2015, Exercise Price: $3.50	326,830
	The Timken Company
2,495	Expiration: March 2015, Exercise Price: $42.50	505,238
	T-Mobile U.S., Inc.
4,078	Expiration: January 2015, Exercise Price: $26.00	587,232
10,843	Expiration: February 2015, Exercise Price: $29.00	910,812
12,044	Expiration: February 2015, Exercise Price: $30.00	686,508
	TRW Automotive Holdings Corporation
2,131	Expiration: January 2015, Exercise Price: $105.00	5,328
	Vivendi SA
16,743	Expiration: January 2015, Exercise Price: EUR 20.00 (a)	1,620,790
33,732	Expiration: January 2015, Exercise Price: EUR 19.50 (a)	4,816,457
3,457	Expiration: February 2015, Exercise Price: EUR 19.50 (a)	577,274
6,449	Expiration: February 2015, Exercise Price: EUR 20.00 (a)	780,361
3,456	Expiration: March 2015, Exercise Price: EUR 19.00 (a)	798,751
	Vodafone Group plc — ADR
6,978	Expiration: January 2015, Exercise Price: $34.00	610,575
1,056	Expiration: January 2015, Exercise Price: $35.00	45,408

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2014

Contracts (100 shares per contract)		Value
	The Williams Companies, Inc.
6,417	Expiration: February 2015, Exercise Price: $44.00	$1,912,266
3,126	Expiration: February 2015, Exercise Price: $45.00	754,929
6,069	Expiration: February 2015, Exercise Price: $46.00	1,165,248
		109,396,328

PUT OPTIONS WRITTEN
	SPDR S&P 500 ETF Trust
5,130	Expiration: January 2015, Exercise Price: $194.00	318,060
2,797	Expiration: January 2015, Exercise Price: $195.00	191,595
2,331	Expiration: February 2015, Exercise Price: $195.00	477,855
		987,510
	TOTAL OPTIONS WRITTEN
	(Premiums received $100,349,065)	$110,383,838

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
EUR – Euro
plc – Public Limited Company
(a)	Level 2 Security. Please see Note 2 on the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF OPTIONS WRITTEN
December 31, 2014

Contracts (100 shares per contract)		Value
CALL OPTIONS WRITTEN
	Allergan, Inc.
3	Expiration: January 2015, Exercise Price: $210.00	$1,710
	American International Group, Inc.
10	Expiration: February 2015, Exercise Price: $52.50	4,150
53	Expiration: February 2015, Exercise Price: $55.00	12,163
7	Expiration: March 2015, Exercise Price: $57.50	945
	Anadarko Petroleum Corporation
8	Expiration: January 2015, Exercise Price: $92.50	304
24	Expiration: January 2015, Exercise Price: $95.00	552
	B/E Aerospace, Inc.
11	Expiration: January 2015, Exercise Price: $75.00	4,895
36	Expiration: January 2015, Exercise Price: $80.00	4,500
	Baker Hughes, Inc.
5	Expiration: January 2015, Exercise Price: $60.00	100
10	Expiration: January 2015, Exercise Price: $62.50	100
	Bayer AG
6	Expiration: January 2015, Exercise Price: EUR 110.00 (a)	3,151
2	Expiration: February 2015, Exercise Price: EUR 105.00 (a)	2,340
3	Expiration: February 2015, Exercise Price: EUR 115.00 (a)	1,180
	BP plc — ADR
18	Expiration: April 2015, Exercise Price: $37.00	4,374
	CBS Corporation Class B
1	Expiration: February 2015, Exercise Price: $52.50	420
16	Expiration: February 2015, Exercise Price: $55.00	4,208
16	Expiration: March 2015, Exercise Price: $57.50	3,240
	Citigroup, Inc.
6	Expiration: January 2015, Exercise Price: $52.50	1,326
5	Expiration: February 2015, Exercise Price: $55.00	695
	DISH Network Corporation Class A
18	Expiration: March 2015, Exercise Price: $67.50	15,210
13	Expiration: March 2015, Exercise Price: $70.00	8,970
	The Dow Chemical Company
13	Expiration: March 2015, Exercise Price: $45.00	3,562
8	Expiration: March 2015, Exercise Price: $46.00	1,768
16	Expiration: March 2015, Exercise Price: $47.00	2,816
	E.I. Du Pont de Nemours & Company
4	Expiration: January 2015, Exercise Price: $70.00	1,670
7	Expiration: February 2015, Exercise Price: $72.50	2,012
	eBay, Inc.
12	Expiration: February 2015, Exercise Price: $55.00	3,360

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2014

Contracts (100 shares per contract)		Value
	Equinix, Inc.
1	Expiration: January 2015, Exercise Price: $200.00	$3,525
	Equity Commonwealth
11	Expiration: January 2015, Exercise Price: $27.50	55
	Family Dollar Stores, Inc.
4	Expiration: January 2015, Exercise Price: $80.00	320
	General Motors Company
21	Expiration: January 2015, Exercise Price: $32.00	6,331
58	Expiration: January 2015, Exercise Price: $33.00	12,180
17	Expiration: January 2015, Exercise Price: $34.00	2,176
11	Expiration: March 2015, Exercise Price: $34.00	2,398
	Hertz Global Holdings, Inc.
15	Expiration: January 2015, Exercise Price: $22.00	4,725
7	Expiration: January 2015, Exercise Price: $23.00	1,592
50	Expiration: March 2015, Exercise Price: $23.00	16,000
	Hess Corporation
26	Expiration: February 2015, Exercise Price: $72.50	11,765
	Huntsman Corporation
3	Expiration: January 2015, Exercise Price: $25.00	30
4	Expiration: February 2015, Exercise Price: $25.00	180
101	Expiration: February 2015, Exercise Price: $26.00	3,535
56	Expiration: February 2015, Exercise Price: $27.00	1,120
	International Game Technology
32	Expiration: January 2015, Exercise Price: $17.00	800
	International Paper Company
41	Expiration: January 2015, Exercise Price: $49.00	19,782
	Kinder Morgan, Inc.
5	Expiration: January 2015, Exercise Price: $50.00	5
5	Expiration: January 2015, Exercise Price: $55.00	10
	Koninklijke (Royal) KPN NV
56	Expiration: January 2015, Exercise Price: EUR 2.60 (a)	474
187	Expiration: February 2015, Exercise Price: EUR 2.60 (a)	2,715
14	Expiration: February 2015, Exercise Price: EUR 2.70 (a)	119
40	Expiration: March 2015, Exercise Price: EUR 2.60 (a)	726
	Lamar Advertising Company Class A
78	Expiration: January 2015, Exercise Price: $52.50	12,870
	LIFE TIME FITNESS, Inc.
4	Expiration: February 2015, Exercise Price: $50.00	2,980
	MeadWestvaco Corporation
24	Expiration: March 2015, Exercise Price: $45.00	4,200

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2014

Contracts (100 shares per contract)		Value
	Newmont Mining Corporation
4	Expiration: March 2015, Exercise Price: $19.00	$576
1	Expiration: March 2015, Exercise Price: $20.00	100
	Noble Corporation plc
7	Expiration: January 2015, Exercise Price: $22.00	7
	Occidental Petroleum Corporation
2	Expiration: January 2015, Exercise Price: $82.50	435
9	Expiration: January 2015, Exercise Price: $87.50	36
9	Expiration: February 2015, Exercise Price: $80.00	3,429
	Packaging Corporation of America
5	Expiration: January 2015, Exercise Price: $67.50	5,325
	Pfizer, Inc.
16	Expiration: January 2015, Exercise Price: $31.00	912
3	Expiration: February 2015, Exercise Price: $31.00	269
40	Expiration: March 2015, Exercise Price: $30.00	6,740
	Restaurant Brands International, Inc.
6	Expiration: January 2015, Exercise Price: $40.00	330
	Rock-Tenn Company Class A
6	Expiration: January 2015, Exercise Price: $47.50	8,340
13	Expiration: January 2015, Exercise Price: $50.00	14,625
	Sirius XM Holdings, Inc.
46	Expiration: January 2015, Exercise Price: $3.50	230
7	Expiration: February 2015, Exercise Price: $3.50	84
56	Expiration: March 2015, Exercise Price: $3.50	784
	The Timken Company
5	Expiration: March 2015, Exercise Price: $42.50	1,013
	T-Mobile U.S., Inc.
8	Expiration: January 2015, Exercise Price: $26.00	1,152
24	Expiration: February 2015, Exercise Price: $29.00	2,016
26	Expiration: February 2015, Exercise Price: $30.00	1,482
	TRW Automotive Holdings Corporation
7	Expiration: January 2015, Exercise Price: $105.00	18
	Vivendi SA
75	Expiration: January 2015, Exercise Price: EUR 19.50 (a)	10,709
20	Expiration: January 2015, Exercise Price: EUR 20.00 (a)	1,936
9	Expiration: February 2015, Exercise Price: EUR 19.50 (a)	1,503
16	Expiration: February 2015, Exercise Price: EUR 20.00 (a)	1,936
10	Expiration: March 2015, Exercise Price EUR 19.00 (a)	2,311
9	Expiration: March 2015, Exercise Price EUR 20.00 (a)	1,231

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2014

Contracts (100 shares per contract)		Value
	Vodafone Group plc — ADR
15	Expiration: January 2015, Exercise Price: $34.00	$1,313
1	Expiration: January 2015, Exercise Price: $35.00	43
	The Williams Companies, Inc.
14	Expiration: February 2015, Exercise Price: $44.00	4,172
7	Expiration: February 2015, Exercise Price: $45.00	1,691
13	Expiration: February 2015, Exercise Price: $46.00	2,496
		277,578

PUT OPTIONS WRITTEN
	SPDR S&P 500 ETF Trust
11	Expiration: January 2015, Exercise Price: $194.00	682
6	Expiration: January 2015, Exercise Price: $195.00	411
5	Expiration: February 2015, Exercise Price: $195.00	1,025
		2,118
	TOTAL OPTIONS WRITTEN
	(Premiums received $249,755)	$279,696

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
EUR – Euro
plc – Public Limited Company
(a)	Level 2 Security. Please see Note 2 on the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
December 31, 2014

			U.S.			U.S.
			$ Value at			$ Value at	Unrealized
Settlement	Currency to		December 31,	Currency to		December 31,	Appreciation
Date	be Delivered		2014	be Received		2014	(Depreciation)**
3/26/15	10,485,213	AUD	$8,506,795	9,614,940	USD	$9,614,940	$1,108,145
3/26/15	2,778,239	USD	2,778,239	3,216,722	AUD	2,609,770	(168,469)
3/27/15	12,360,015	AUD	10,027,057	10,830,340	USD	10,830,340	803,283
3/27/15	10,482,151	USD	10,482,151	12,226,213	AUD	9,918,510	(563,641)
5/22/15	2,627,932	AUD	2,123,872	2,117,693	USD	2,117,693	(6,179)
1/21/15	121,576,908	CAD	104,597,993	109,522,461	USD	109,522,461	4,924,468
1/21/15	803,281	USD	803,281	936,582	CAD	805,783	2,502
1/21/15	31,769,463	EUR	38,451,568	40,185,200	USD	40,185,200	1,733,632
1/21/15	4,048,799	USD	4,048,799	3,184,683	EUR	3,854,521	(194,278)
2/11/15	125,135,800	EUR	151,484,022	154,254,480	USD	154,254,480	2,770,458
2/18/15	42,254,500	EUR	51,154,155	52,753,840	USD	52,753,840	1,599,685
3/17/15	30,294,615	EUR	36,683,617	38,025,540	USD	38,025,540	1,341,923
3/25/15	4,421,952	EUR	5,354,912	5,533,587	USD	5,533,587	178,675
3/19/15	15,483,306	GBP	24,116,924	26,306,525	USD	26,306,525	2,189,601
3/19/15	24,893,958	USD	24,893,958	15,483,306	GBP	24,116,923	(777,035)
6/15/15	15,085,062	GBP	23,479,849	24,042,555	USD	24,042,555	562,706
			$498,987,192			$514,492,668	$15,505,476

AUD – Australian Dollar
CAD – Canadian Dollar
EUR – Euro
GBP – British Pound
USD – U.S. Dollar
*	JPMorgan Chase & Co. Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2014.
**	Unrealized appreciation is a receivable and unrealized depreciation is a payable on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
December 31, 2014

			U.S.			U.S.
			$Value at			$Value at	Unrealized
Settlement	Currency to		December 31,	Currency to		December 31,	Appreciation
Date	be Delivered		2014	be Received		2014	(Depreciation)**
3/26/15	64,557	AUD	$52,376	59,199	USD	$59,199	$6,823
3/26/15	17,104	USD	17,104	19,804	AUD	16,067	(1,037)
1/21/15	286,825	CAD	246,768	257,796	USD	257,796	11,028
1/21/15	1,895	USD	1,895	2,210	CAD	1,901	6
1/21/15	84,213	EUR	101,926	106,521	USD	106,521	4,595
1/21/15	8,449	USD	8,449	6,642	EUR	8,039	(410)
2/11/15	271,818	EUR	329,051	335,071	USD	335,071	6,020
2/18/15	121,500	EUR	147,090	151,681	USD	151,681	4,591
3/17/15	69,667	EUR	84,360	88,739	USD	88,739	4,379
3/25/15	18,320	EUR	22,185	22,925	USD	22,925	740
3/19/15	34,627	GBP	53,935	58,533	USD	58,533	4,598
3/19/15	55,650	USD	55,650	34,627	GBP	53,935	(1,715)
6/15/15	44,658	GBP	69,510	71,201	USD	71,201	1,691
6/25/15	162,425	SGD	122,340	122,900	USD	122,900	560
			$1,312,639			$1,354,508	$41,869

AUD – Australian Dollar
CAD – Canadian Dollar
EUR – Euro
GBP – British Pound
SGD – Singapore Dollar
USD – U.S. Dollar
*	JPMorgan Chase & Co. Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2014.
**	Unrealized appreciation is a receivable and unrealized depreciation is a payable on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF SWAP CONTRACTS
December 31, 2014

				Unrealized
Termination				Appreciation	Counter-
Date	Security	Shares	Notional	(Depreciation)*	party
LONG TOTAL RETURN SWAP CONTRACTS
9/19/15	Bayer AG	382,200	$52,260,499	$(1,129,976)	JPM
10/6/15	CareFusion Corporation	994,595	59,019,267	2,392,508	BAML
10/6/15	CareFusion Corporation	1,585,223	94,067,133	3,891,630	JPM
10/1/15	CBS Corporation Class B	487,662	26,987,215	1,078,057	BAML
10/16/15	CSR plc	1,676,118	22,362,180	(124,349)	JPM
10/6/15	DIRECTV	1,175,302	101,898,683	(1,211,350)	JPM
10/2/15	Dresser-Rand Group, Inc.	651,475	53,290,655	91,488	JPM
12/16/15	E.ON SE	276,372	4,747,159	98,222	JPM
6/6/15	GrainCorp, Ltd. Class A	15,042	101,312	(18,978)	JPM
9/29/15	Hillgrove Resources, Ltd.	1,642,462	603,408	(402,392)	JPM
10/16/15	Jazztel plc	2,330,355	35,389,167	(1,271,761)	JPM
3/3/15	Koninklijke (Royal) KPN NV	10,974,550	34,899,288	(4,468,964)	JPM
12/11/15	Lafarge SA (a)	411,163	28,896,486	357,125	JPM
10/16/15	Protective Life Corporation	16,617	1,157,374	9,200	JPM
6/4/15	SAI Global, Ltd.	1,615,220	5,274,662	(2,412,818)	JPM
10/2/15	TRW Automotive
	Holdings Corporation	558,837	57,476,385	861,692	JPM
1/21/15	Vivendi SA	6,383,712	$159,822,614	$(6,060,526)	JPM

SHORT TOTAL RETURN SWAP CONTRACTS
11/14/15	Amec Foster Wheeler plc	(582,793)	(7,748,169)	2,970,143	JPM
10/6/15	Becton, Dickinson
	and Company	(77,281)	(10,754,424)	(1,162,857)	BAML
10/6/15	Becton, Dickinson
	and Company	(123,135)	(17,135,467)	(1,843,546)	JPM
7/17/15	GTECH Holdings S.p.A.	(155,713)	(3,483,904)	357,007	BAML
12/11/15	GTECH Holdings S.p.A.	(26,423)	(591,185)	(3,151)	JPM
12/17/15	GTECH Holdings
	S.p.A. Rights (a)	(106,871)	—	—	BAML
12/11/15	Holcim, Ltd. (a)	(411,163)	(29,507,623)	(305,579)	JPM
				$(8,309,175)

BAML – Bank of America Merrill Lynch & Co. Inc.
JPM – JPMorgan Chase & Co. Inc.
plc – Public Limited Company
*	Based on the net swap contract value held at each counterparty, unrealized appreciation is a receivable and unrealized depreciation is a payable on the Statement of Assets and Liabilities.
(a)	Security fair valued by the Adviser in good faith in accordance with the policies adopted by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF SWAP CONTRACTS
December 31, 2014

				Unrealized
Termination				Appreciation	Counter-
Date	Security	Shares	Notional	(Depreciation)*	party
LONG TOTAL RETURN SWAP CONTRACTS
9/17/15	American International
	Group, Inc.	7,212	$403,944	$(154)	JPM
8/27/15	Anadarko Petroleum
	Corporation	3,200	264,000	(91,536)	JPM
1/10/15	Apollo Residential
	Mortgage, Inc.	2,996	47,247	445	JPM
9/24/15	B/E Aerospace, Inc.	4,300	249,486	(17,443)	JPM
9/19/15	Bayer AG	1,100	150,410	(4,182)	JPM
12/1/15	California Resources
	Corporation	474	2,612	(2,284)	JPM
10/6/15	CareFusion Corporation	3,113	184,725	7,645	JPM
10/6/15	CareFusion Corporation	1,948	115,594	4,686	BAML
5/5/15	CBS Corporation Class B	3,390	187,603	(947)	BAML
8/12/15	Covidien plc	4,952	506,491	84,423	JPM
8/28/15	Covidien plc	127	12,990	1,954	BAML
10/16/15	CSR plc	4,962	66,201	(377)	JPM
10/7/15	DIRECTV	2,191	189,960	(2,122)	JPM
10/16/15	Dresser-Rand Group, Inc.	22	1,800	59	JPM
12/16/15	E.ON SE	1,145	19,667	407	JPM
1/15/15	Equinix, Inc.	307	69,606	14,072	JPM
1/13/15	General Motors Company	11,500	401,465	3,338	BAML
3/14/15	Hess Corporation	2,600	191,932	(17,013)	BAML
6/11/15	Huntsman Corporation	7,900	179,962	(45,484)	BAML
9/25/15	Huntsman Corporation	8,400	191,352	(37,398)	JPM
9/23/15	Jazztel plc	5,359	81,383	(5,041)	JPM
12/18/15	KLX, Inc.	2,150	88,687	(13,092)	JPM
3/3/15	Koninklijke (Royal) KPN NV	29,781	94,704	(8,567)	JPM
1/15/15	Lamar Advertising
	Company Class A	9,700	520,308	11,524	JPM
8/4/15	Noble Corporation plc	2,200	36,454	(33,852)	BAML
12/1/15	Occidental Petroleum
	Corporation	2,084	167,991	(36,778)	JPM
3/24/15	Pfizer, Inc.	3,600	112,140	(1,862)	JPM
10/16/15	Protective Life Corporation	33	2,298	18	JPM
12/18/15	QEP Midstream Partners LP	7,697	129,233	7,910	JPM
1/13/15	QEP Resources, Inc.	400	8,088	(3,891)	BAML
5/27/15	SAI Global, Ltd.	9,945	32,476	(13,385)	JPM
1/13/15	Time Warner Cable, Inc.	1,600	243,296	19,342	BAML

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF SWAP CONTRACTS (continued)
December 31, 2014

				Unrealized
Termination				Appreciation	Counter-
Date	Security	Shares	Notional	(Depreciation)*	party
10/2/15	TRW Automotive
	Holdings Corporation	3,561	$366,249	$4,889	JPM
12/5/15	United Envirotech Ltd.	98,440	119,646	204	BAML
1/16/15	Vivendi SA	13,922	348,551	(11,828)	JPM

SHORT TOTAL RETURN SWAP CONTRACTS
11/14/15	Amec Foster Wheeler plc	(2,589)	(34,420)	12,692	JPM
10/6/15	Becton, Dickinson
	and Company	(242)	(33,677)	(3,621)	JPM
10/6/15	Becton, Dickinson
	and Company	(151)	(21,013)	(2,272)	BAML
8/12/15	Comcast Corporation Class A	(2,588)	(150,130)	(11,522)	BAML
7/17/15	GTECH Holdings S.p.A.	(246)	(5,504)	441	BAML
12/11/15	GTECH Holdings S.p.A.	(65)	(1,454)	(7)	JPM
12/17/15	GTECH Holdings
	S.p.A. Rights (a)	(141)	—	—	BAML
8/28/15	Medtronic plc	(121)	(8,736)	(1,090)	BAML
12/18/15	Tesoro Logistics LP	(2,190)	(128,882)	(2,447)	JPM
				$(194,146)

BAML – Bank of America Merrill Lynch & Co. Inc.
JPM – JPMorgan Chase & Co. Inc.
plc – Public Limited Company
*	Based on the net swap contract value held at each counterparty, unrealized appreciation is a receivable and unrealized depreciation is a payable on the Statement of Assets and Liabilities.
(a)	Security fair valued by the Adviser in good faith in accordance with the policies adopted by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
ASSETS:
Investments, at value (Cost $5,136,578,733 and
$10,651,454, respectively)	$5,253,167,801	$10,623,030
Cash	—	4,803
Cash held in foreign currency (Cost $103,522,874
and $244,585, respectively)	103,839,198	245,329
Receivable from brokers	890,777,275	2,302,370
Deposits at brokers	240,052,560	1,751,297
Receivable for investments sold	21,852,775	110,328
Receivable for forward
currency exchange contracts	17,215,078	45,031
Receivable for swap contracts	2,664,715	—
Receivable from investment adviser	—	15,743
Receivable for fund shares issued	18,933,625	364,317
Dividends and interest receivable	7,403,282	23,154
Swap dividends receivable	3,366,790	25,431
Prepaid expenses and other receivables	126,887	16,602
Total Assets	6,559,399,986	15,527,435

LIABILITIES:
Securities sold short, at value (proceeds of
$890,777,275 and $2,302,370, respectively)	1,001,657,298	2,503,233
Written option contracts, at value
(premiums received $100,349,065 and
$249,755, respectively)	110,383,838	279,696
Payable to the investment adviser	4,012,106	—
Payable for forward currency exchange contracts	1,709,602	3,162
Payable for swap contracts	10,973,890	194,146
Payable for closed swap contracts	347,923	710
Payable for investments purchased	10,754,153	51,893
Payable for fund shares redeemed	12,605,303	325,000
Distribution fees payable	1,715,184	—
Payable to independent trustees	14,830	—
Dividends and interest payable	1,593,050	6,024
Swap dividends payable	265,529	957
Accrued expenses and other liabilities	1,795,359	77,259
Total Liabilities	1,157,828,065	3,442,080
NET ASSETS	$5,401,571,921	$12,085,355

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund
STATEMENTS OF ASSETS AND LIABILITIES (continued)
December 31, 2014

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
NET ASSETS CONSISTS OF:
Accumulated undistributed
net investment income (loss)	$(8,243,614)	$182,514
Accumulated net realized gain (loss) on
investments, securities sold short, written option
contracts expired or closed, swap contracts,
foreign currency translation and forward
currency exchange contracts	(128,421,116)	116,349
Net unrealized appreciation (depreciation) on:
Investments	116,589,068	(28,424)
Securities sold short	(110,880,023)	(200,863)
Written option contracts	(10,034,773)	(29,941)
Swap contracts	(8,309,175)	(194,146)
Foreign currency translation	316,324	744
Forward currency exchange contracts	15,505,476	41,869
Net unrealized appreciation (depreciation)	3,186,897	(410,761)
Paid-in capital	5,535,049,754	12,197,253
Total Net Assets	$5,401,571,921	$12,085,355

Investor Class
Net assets	$4,069,493,635
Shares outstanding	260,329,631
Net asset value and offering price per share*	$15.63

Institutional Class
Net assets	$1,332,078,286	$12,085,355
Shares outstanding	85,513,055	1,191,861
Net asset value and offering price per share*	$15.58	$10.14

*	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2014

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
INVESTMENT INCOME:
Interest	$11,652,086	$12,713
Dividend income on long positions (net of
foreign withholding taxes of $239,472
and $665, respectively)	182,015,446	224,122
Total investment income	193,667,532	236,835
EXPENSES:
Investment advisory fees	54,074,921	101,588
Distribution fees (Investor Class)	8,885,475	—
Sub transfer agent fees (Investor Class)	5,076,465	—
Sub transfer agent fees (Institutional Class)	291,502	5,003
Administration fees	1,650,445	2,603
Transfer agent and shareholder
servicing agent fees	758,471	19,251
Reports to shareholders	741,973	25,815
Professional fees	677,157	95,816
Fund accounting expense	449,899	22,330
Custody fees	419,613	29,187
Federal and state registration fees	271,803	3,649
Miscellaneous expenses	251,513	7,349
Trustees’ fees and expenses	243,458	15,024
Deferred expenses	—	137,396
Organizational expenses	—	128,249
Borrowing expense on securities sold short	3,394,342	15,643
Dividends on securities sold short	12,117,227	37,522
Total expenses before
expense waiver by adviser	89,304,264	646,425
Less: Expense reimbursed by Adviser*	(8,618,730)	(451,849)
Net expenses	80,685,534	194,576
NET INVESTMENT INCOME	112,981,998	42,259

*	See Note 3.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund
STATEMENTS OF OPERATIONS (continued)
For the Year Ended December 31, 2014

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Realized gain (loss) on:
Investments	$34,236,704	$202,854
Securities sold short	(33,492,411)	(79,649)
Written option contracts expired or closed	89,044,754	283,727
Swap contracts	13,078,322	112,226
Foreign currency translation	(41,087)	(22)
Forward currency exchange contracts	17,408,251	63,598
Net realized gain	120,234,533	582,734
Change in unrealized
appreciation (depreciation) on:
Investments	(173,833,714)	(28,424)
Securities sold short	(73,508,955)	(200,863)
Written option contracts	60,041,651	(29,941)
Swap contracts	(336,878)	(194,146)
Foreign currency translation	316,087	744
Forward currency exchange contracts	26,277,971	41,869
Net unrealized depreciation	(161,043,838)	(410,761)
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	(40,809,305)	171,973
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$72,172,693	$214,232

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Net investment income	$112,981,998	$10,208,898
Net realized gain on investments,
securities sold short, written option contracts
expired or closed, swap contracts, foreign
currency translation and forward
currency exchange contracts	120,234,533	54,708,515
Change in unrealized appreciation (depreciation)
on investments, securities sold short, written
option contracts, swap contracts, foreign
currency translation and forward
currency exchange contracts	(161,043,838)	104,413,773
Net increase in net assets
resulting from operations	72,172,693	169,331,186

Investor Class —
Distributions to shareholders from: (Note 5)
Net investment income	(100,172,106)	(92,012,011)
Net realized gains	(53,847,251)	(23,510,808)
Total dividends and distributions —
Investor Class	(154,019,357)	(115,522,819)

Institutional Class —
Distributions to shareholders from: (Note 5)
Net investment income	(38,051,350)	(3,843,231)
Net realized gains	(18,089,631)	(865,809)
Total dividends and distributions —
Institutional Class	(56,140,981)	(4,709,040)
Net increase in net assets from
capital share transactions (Note 4)	524,390,262	550,380,118
Net increase in net assets	386,402,617	599,479,445

NET ASSETS:
Beginning of year	5,015,169,304	4,415,689,859
End of year (including accumulated
undistributed net investment loss of
$(8,243,614) and $(895,185), respectively)	$5,401,571,921	$5,015,169,304

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period from
January 2, 2014^
through
December 31, 2014

Net investment income	$42,259
Net realized gain on investments, securities sold short,
written option contracts expired or closed,
swap contracts, foreign currency translation
and forward currency exchange contracts	582,734
Change in unrealized depreciation on investments,
securities sold short, written option contracts,
swap contracts, foreign currency translation
and forward currency exchange contracts	(410,761)
Net increase in net assets resulting from operations	214,232

Institutional Class — Distributions to shareholders from: (Note 5)
Net realized gains	(294,148)
Total dividends and distributions — Institutional Class	(294,148)
Net increase in net assets from capital share transactions (Note 4)	12,165,271
Net increase in net assets	12,085,355

NET ASSETS:
Beginning of period	—
End of period (including accumulated undistributed
net investment income of $182,514)	$12,085,355

^	Commencement of operations January 2, 2014.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Institutional Class

		For the Period from
	Year Ended	August 1, 2013*
	December 31,	through
	2014^	December 31, 2013
Per Share Data:
Net Asset Value, beginning of period	$15.97	$16.06
Income from investment operations:
Net investment income(1)(2)	0.37	0.03
Net realized and unrealized gain (loss) on investments	(0.10)	0.31
Total from investment operations	0.27	0.34
Less distributions:
Distributions from net investment income	(0.45)	(0.35)
Distributions from net realized gains	(0.21)	(0.08)
Total dividends and distributions	(0.66)	(0.43)
Net Asset Value, end of period	$15.58	$15.97
Total Return	1.63%	2.20	%(3)
Supplemental data and ratios:
Net assets, end of period (000’s)	$1,332,078	$172,247
Ratio of gross expenses to average net assets:
Before expense waiver	1.44%	1.32	%(4)
After expense waiver	1.28%	1.19	%(4)
Ratio of dividends and borrowing expense
on securities sold short to average net assets	0.29%	0.19	%(4)
Ratio of operating expense to average net assets
excluding dividends and borrowing expense
on securities sold short	0.99%	1.00	%(4)
Ratio of net investment income (loss)
to average net assets:
Before expense waiver	2.14%	0.29	%(4)
After expense waiver	2.30%	0.42	%(4)
Portfolio turnover rate(5)	137%	194	%(3)

(1)	Net investment income before dividends and borrowing expense on securities sold short for the year ended December 31, 2014 and the period ended December 31, 2013 was $0.42 and $0.04, respectively.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the year.
*	Commencement of operations.
^	See Note 3.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Investor Class

					Three Months
	Year Ended				Ended		Year Ended
	December 31,				December 31,		September 30,
	2014^	2013	2012		2011*		2011		2010(1)
Per Share Data:
Net Asset Value,
beginning of period	$16.01	$15.83	$15.59		$15.59		$15.93		$15.26
Income from
investment operations:
Net investment
income (loss)(2)	0.33 (3)	0.04 (3)	(0.05	)(3)	(0.02	)(3)	(0.18	)(3)	(0.02	)(4)
Net realized and
unrealized gain (loss)
on investments	(0.10)	0.53	0.61		0.47		0.13		0.69
Total from
investment operations	0.23	0.57	0.56		0.45		(0.05)		0.67
Redemption fees	—	—	0.00	(5)	0.00	(5)	0.00	(5)	0.00	(5)

Less distributions:
Distributions from net
investment income	(0.40)	(0.31)	(0.26)		(0.08)		—		(0.00	)(5)
Distributions from
net realized gains	(0.21)	(0.08)	(0.06)		(0.37)		(0.29)		—
Total dividends
and distributions	(0.61)	(0.39)	(0.32)		(0.45)		(0.29)		(0.00	)(5)
Net Asset Value,
end of period	$15.63	$16.01	$15.83		$15.59		$15.59		$15.93

Total Return	1.43%	3.61%	3.61%		2.90	%(6)	(0.34)%		4.39%

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

Investor Class

				Three Months
	Year Ended			Ended		Year Ended
	December 31,			December 31,		September 30,
	2014^	2013	2012	2011*		2011	2010(1)

Supplemental data and ratios:
Net assets,
end of period (in millions)	$4,069	$4,843	$4,416	$5,027		$4,914	$3,574
Ratio of gross expenses
to average net assets:
Before expense waiver	1.68%	1.61%	1.82%	1.77	%(7)	2.08%	2.64%
After expense waiver	1.52%	1.48%	1.69%	1.64	%(7)	1.96%	2.57%
Ratio of dividends and
borrowing expense on
securities sold short
to average net assets	0.29%	0.22%	0.42%	0.31	%(7)	0.62%	1.16%
Ratio of operating expense
to average net assets
excluding dividends and
borrowing expense on
securities sold short	1.23%	1.26%	1.27%	1.33	%(7)	1.34%	1.41%
Ratio of net investment income
(loss) to average net assets:
Before expense waiver	1.90%	0.09%	(0.47)%	(0.72	)%(7)	(1.25)%	(1.35)%
After expense waiver	2.06%	0.22%	(0.34)%	(0.59	)%(7)	(1.13)%	(1.28)%
Portfolio turnover rate(8)	137%	194%	240%	48	%(6)	293%	192%

Footnotes To Financial Highlights On Following Page

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

(1)	Performance data included for periods prior to 2011 reflect that of Westchester Capital Management, Inc. the Fund’s prior investment adviser. See Note 1 for additional information.
(2)
Net investment income before dividends and borrowing expense on securities sold short for the years ended December 31, 2014, 2013, 2012, the three months ended December 31, 2011 and the years ended September 30, 2011 and 2010 was $0.38, $0.07, $0.01, $(0.01), $(0.08) and $0.12, respectively.

(3)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(4)	Net investment loss per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(5)	Amount less than $0.005 per share.
(6)	Not annualized.
(7)	Annualized.
(8)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the year.
*	Stub period from October 1, 2011 through December 31, 2011.
^	See Note 3.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Institutional Class

	For the Period from
	January 2, 2014^
	through
	December 31, 2014
Per Share Data:
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income(1)(2)	0.05
Net realized and unrealized gain on investments	0.34
Total from investment operations	0.39
Less distributions:
Distributions from net realized gains	(0.25)
Total dividends and distributions	(0.25)
Net Asset Value, end of period	$10.14
Total Return	3.87	%(3)
Supplemental data and ratios:
Net assets, end of period (000’s)	$12,085
Ratio of gross expenses to average net assets:
Before expense waiver	7.95	%(4)
After expense waiver	2.39	%(4)
Ratio of dividends and borrowing expense on
securities sold short to average net assets	0.65	%(4)
Ratio of operating expenses to average net assets excluding
dividends and borrowing expense on securities sold short	1.74	%(4)
Ratio of net investment income (loss) to average net assets
Before expense waiver	(5.04	)%(4)
After expense waiver	0.52	%(4)
Portfolio turnover rate(5)	212	%(3)

(1)	Net investment income before dividends and borrowing expense on securities sold short for the year ended December 31, 2014 was $0.12.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the year.
^	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

Note 1 — ORGANIZATION

The Merger Fund (“TMF”) is a no-load, open-end, diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TMF was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, TMF’s fundamental investment policies were amended to permit TMF to engage in merger arbitrage. At the same time, Westchester Capital Management, Inc. became TMF’s investment adviser, and TMF began to do business as The Merger Fund. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became TMF’s investment adviser. Therefore, the performance information included herein for periods prior to 2011 reflect the performance of Westchester Capital Management, Inc. Roy Behren and Michael Shannon, TMF’s current portfolio managers, have served as co-portfolio managers of TMF since January 2007. The Investor Class inception date was January 31, 1989, and the Institutional Class inception date was August 1, 2013. The investment objective of TMF is to seek to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

Westchester Capital Funds (“WCF”) is an open-end series management investment company organized under the laws of the Commonwealth of Massachusetts on March 20, 2013, and registered under the 1940 Act. WCM Alternatives: Event-Driven Fund (“EDF”), a series of WCF, is a no-load, open-end, non-diversified investment company with two classes of shares, Investor Class shares and Institutional Class shares. The Institutional Class inception date was January 2, 2014. Investor Class shares have not yet commenced operations. The investment objective of EDF is to seek to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.  At December 31, 2014, 27.8% of the shares outstanding of EDF were owned by the Adviser.

Each class of shares of TMF and EDF (each a “Fund” and together, the “Funds”) has different eligibility and minimum investment requirements. The underlying assets attributable to a class of a Fund are charged with the expenses attributable to that class of the Fund and with a share of the

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 1 — ORGANIZATION (continued)

general expenses of the Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Boards of Trustees of the Funds (the “Board of Trustees” or “Trustees”) in such manner as the Trustees determine. Shares of classes may have different voting rights, such as (i) when required by the 1940 Act; or (ii) when the Trustees determine that such a matter affects only the interests of a particular class. Shares have no preemptive or subscription rights. The Institutional Class shares do not have a distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments of a Fund are allocated to each class of a Fund based on its relative net assets.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A.	Investment Valuation
The following is a summary of the Funds’ pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Funds.

Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in registered open-end investment companies other than exchange-traded funds are valued at their reported net asset value (“NAV”). Equity securities that are traded on a national securities exchange are valued at the last sale price at the close of that exchange. The securities valued using quoted prices in active markets are classified as Level 1 investments. Equity securities not listed on an exchange, but for which market transaction prices are reported, are valued at the last sale price as of the close of the New York Stock Exchange. If such a security does not trade on a particular day, then the mean between the closing bid and asked prices will be used. These securities are classified as Level 2 investments. In pricing corporate bonds

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and other debt securities that are not obligations of the U.S. Government or its agencies, the mean of the bid and asked prices provided by a third party is used. These are classified as Level 2 investments. As a secondary source, an individual broker bid may be used to value debt securities if the Adviser reasonably believes such bid is an actionable bid in that the broker would be willing to transact at that price. These securities are generally classified as Level 2 or Level 3 investments.

Exchange-traded options are valued at the higher of the intrinsic value of the option (i.e., what a Fund would pay or can receive upon the option being exercised) or the last reported composite sale price. If no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices is used. Non-exchange-traded options will be valued at the higher of the intrinsic value of the option or at the price supplied by the counterparty. Options for which there is an active market are classified as Level 1 investments, but options not listed on an exchange are classified as Level 2 investments. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 PM bid and asked prices supplied by a third party vendor. Short-term fixed-income securities having a maturity of less than 60 days are valued at market quotations or based on valuations supplied by a third party pricing service.  If a reliable price from a third party pricing service is unavailable, amortized cost may be used if it is determined that the instrument’s amortized cost value represents approximately the fair value of the security.

Securities for which there are no market quotations readily available or for which such quotations are unreliable are valued at fair value as determined in accordance with procedures adopted by the Trustees and under the supervision of the Board of Trustees. The factors for fair valuation the Valuation Group may consider include, among other things: fundamental analytical data; the nature and duration of restrictions on disposition; an evaluation of forces that influence the market in which the securities are purchased and sold; and public trading in similar securities of the issuer or comparable issuers. When fair-value pricing is employed, the prices of securities used by each Fund to calculate its NAV may differ from quoted or published prices for the same securities. These securities are generally classified as Level 2 or 3 depending on the inputs as described below. At December 31, 2014, securities fair valued in good faith based on the absolute value of long investments and on the absolute value of unrealized gains or losses on swap contracts represented 0.06% of net assets for TMF and 0.00% of net assets for EDF.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds have performed analyses of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2014. These assets and liabilities are measured on a recurring basis.

	Level 1	Level 2	Level 3		Total
The Merger Fund

Assets
Common Stocks*	$4,273,115,436	$—	$—		$4,273,115,436
Preferred Stocks	2,404,590	—	—		2,404,590
Contingent Value Rights	—	—	242,809		242,809
Convertible Bonds	—	4,058,888	—		4,058,888
Corporate Bonds	—	98,551,186	—		98,551,186
Municipal Bonds	—	5,983,461	—		5,983,461
Purchased Option Contracts	34,739,471	351,722	—		35,091,193
Escrow Notes	—	—	2,580,067		2,580,067
Short-Term Investments	831,140,171	—	—		831,140,171
Forward Currency
Exchange Contracts**	—	17,215,078	—		17,215,078
Swap Contracts**	—	2,664,715	—		2,664,715

Liabilities
Common Stocks Sold Short	$1,001,657,298	$—	$—		$1,001,657,298
Written Option Contracts	97,902,469	12,481,369	—		110,383,838
Forward Currency
Exchange Contracts**	—	1,709,602	—		1,709,602
Swap Contracts**	—	10,973,890	—	(1)	10,973,890

(1)	Amount is less than $0.50.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

	Level 1	Level 2	Level 3		Total
WCM Alternatives: Event-Driven Fund

Assets
Common Stocks*	$7,130,486	$—	$—		$7,130,486
Closed-End Funds	137,895	—	—		137,895
Preferred Stocks	613,109	—	—		613,109
Bank Loans	—	40,880	—		40,880
Convertible Bonds	—	8,175	—		8,175
Corporate Bonds	—	618,296	—		618,296
Purchased Option Contracts	91,892	904	—		92,796
Short-Term Investments	1,981,393	—	—		1,981,393
Forward Currency
Exchange Contracts**	—	45,031	—		45,031

Liabilities
Common Stocks Sold Short	$2,503,233	$—	$—		$2,503,233
Written Option Contracts	249,365	30,331	—		279,696
Forward Currency
Exchange Contracts**	—	3,162	—		3,162
Swap Contracts**	—	194,146	—	(1)	194,146

*	Please refer to the Schedules of Investments to view common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

The Level 2 securities are priced using inputs such as current yields, discount rates, credit quality, yields on comparable securities, trading volume, maturity date, market bid and ask prices, prices on comparable securities and other significant inputs. The Funds did not have transfers into or out of Level 1, 2 or 3 securities during the year. Transfers are recorded at the end of the reporting period.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

The Merger Fund

Description	Investments
Balance as of December 31, 2013	$19,482,377
Realized loss	(3,041,782)
Change in unrealized depreciation	(1,551,424)
Net purchases	— (1)
Net sales	(12,066,295)
Balance as of December 31, 2014	$2,822,876

(1)	Amount is less than $0.50.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

WCM Alternatives: Event-Driven Fund

Description	Investments
Balance as of December 31, 2013	$—
Net purchases	—
Balance as of December 31, 2014	$—

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations.  The net change in unrealized appreciation (depreciation) on investments related to Level 3 securities held by TMF at December 31, 2014 totals $(1,611,521).

Significant unobservable valuation inputs developed by the Board of Trustees for material Level 3 investments as of December 31, 2014, are as follows:

The Merger Fund

	Fair Value at	Valuation	Unobservable
Description	December 31, 2014	Technique	Input	Range
Contingent Value Rights	$242,809	Broker Quote	No Active Market	3.00 – 3.25
Escrow Notes	$2,580,067	Broker Quote	No Active Market	2.05 – 2.10
Swap Contracts	$—(1)	Broker Quote	No Active Market	0.00 – 0.00

WCM Alternatives: Event-Driven Fund

	Fair Value at	Valuation	Unobservable
Description	December 31, 2014	Technique	Input	Range
Swap Contracts	$—(1)	Broker Quote	No Active Market	0.00 – 0.00

(1)	Amount is less than $0.50.

B.	Securities Sold Short
The Funds may sell securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Funds will incur losses if the price of the security increases between the date of the short sale and the date on which the Funds purchase the securities to replace the borrowed securities. The

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Funds are liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Funds are required to pay to the lender any income earned, which is recorded as an expense by the Funds. The Funds segregate liquid assets in an amount equal to the market value of securities sold short, which is reflected in the Schedules of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.	Transactions with Brokers
The Funds’ receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with two securities dealers. The Funds do not require the brokers to maintain collateral in support of the receivable from the brokers for proceeds on securities sold short. The Funds are required by the brokers to maintain collateral at the brokers for securities sold short. The receivable from brokers on the Statement of Assets and Liabilities represents the collateral for securities sold short. The Funds maintain cash deposits at brokers beyond the receivable for short sales.

The Funds’ equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty.  Cash deposits by the Funds are presented as deposits at brokers on the Statements of Assets and Liabilities.  These transactions may involve market risk in excess of the amount of receivable or payable reflected on the Statements of Assets and Liabilities.

D.	Federal Income Taxes
No provision for federal income taxes has been made since the Funds have complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid federal excise tax.

The Funds have reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2014, TMF’s open Federal and New

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

York tax years include the tax years ended December 31, 2011 through December 31, 2014. The Funds have no tax examination in progress.

E.	Written Option Contracts
The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds write (sell) call options, including to hedge portfolio investments. Uncovered put options can also be written by the Funds as part of a merger arbitrage strategy involving a pending corporate reorganization or for other investment purposes. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Funds realize gains or losses from the sale of the underlying security. Written option contracts sold on an exchange typically involve less credit risk than over-the-counter options. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

F.	Purchased Option Contracts
The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds purchase put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Funds purchase an option contract, an amount equal to the premiums paid is included in the Statements of Assets and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities that may be held by the Funds. Purchased

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

options sold on an exchange typically include less credit risk than over-the-counter options. Refer to Note 2 Q. for further derivative disclosures.

G.	Forward Currency Exchange Contracts
The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward currency exchange contracts obligating the Funds to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

H.	Equity Swap Contracts
The Funds are subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. The Funds may enter into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Funds to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Funds to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus an agreed upon spread (generally between 25 to 100 basis points). A short equity swap contract obligates the Funds to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Funds to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract at a rate equal to LIBOR less an agreed upon spread (generally between 25 to 100 basis points).

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds may also enter into equity swap contracts whose value may be determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Funds to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Funds are also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Funds to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Funds will realize gains or losses upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.  Equity swap contracts are typically valued based on market quotations or pricing service evaluations for the underlying reference asset.  The Valuation Group monitors the credit quality of the Fund’s counterparties and may adjust the valuation of a swap in the Valuation Group’s discretion due to, among other things, changes in a counterparty’s credit quality.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

I.	Distributions to Shareholders
Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at December 31, 2014. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. At December 31, 2014, TMF increased accumulated undistributed net investment income by $17,893,029, reduced accumulated undistributed net gain by $34,482,813, and increased paid-in-capital by $16,589,784. At

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

December 31, 2014, EDF increased accumulated undistributed net investment income by $140,255, reduced accumulated undistributed net gain by $172,237, and increased paid-in-capital by $31,982.

J.	Foreign Securities
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.	Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences. Foreign currency held as cash by the Funds’ custodian is reported separately on the Statements of Assets and Liabilities and on the Statements of Operations.

L.	Cash and Cash Equivalents
The Funds consider highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

M.	Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

yet occurred. The Funds have not historically incurred material expenses in respect of those provisions.

N.	Other
Transactions are recorded for financial statement purposes on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method. Expenses include $3,394,342 and $15,643 of borrowing expense on securities sold short for TMF and EDF, respectively.

O.	Counterparty Risk
The Funds help manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Funds includes the amount of any net unrealized gain on the contract. The counterparty risk for equity swaps contracts to the Funds includes the risk of loss of the full amount of any net unrealized gain on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts.

P.	The Right to Offset
Financial assets and liabilities as well as cash collateral received by the counterparties and posted are offset by the counterparty, and the net amount is reported in the Statement of Assets and Liabilities when the Funds believe there exists a legally enforceable right to offset the recognized amounts.

Q.	Derivatives
The Funds may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statement of Assets and Liabilities and Statement of Operations. With respect to TMF, for the year ended December 31, 2014: long option

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts (2,504,000 contracts) were purchased and $339,230,023 in premiums were paid, written option contracts (4,565,733 contracts) were opened and $912,928,296 in premiums were received, equity swap contracts were opened with a notional value of $1,490,137,497 and closed with a notional value of $858,459,710 and an average of 12 forward currency exchange contract positions were open. With respect to EDF, for the year ended December 31, 2014: long option contracts (5,376 contracts) were purchased and $765,673 in premiums were paid, written option contracts (9,956 contracts) were opened and $1,884,077 in premiums were received, equity swap contracts were opened with a notional value of $10,267,631 and closed with a notional value of $4,722,612 and an average of 10 forward currency exchange contract positions were open.

Statement of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2014:

	Asset Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value
The Merger Fund
Equity Contracts:
Purchased Option Contracts	Investments	$35,091,193
Swap Contracts	Receivables	2,664,715
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	17,215,078
Total		$54,970,986

WCM Alternatives: Event-Driven Fund
Equity Contracts:
Purchased Option Contracts	Investments	$92,796
Swap Contracts	N/A	—
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	45,031
Total		$137,827

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

	Liability Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value
The Merger Fund
Equity Contracts:
Written Option Contracts	Written Option Contracts	$110,383,838
Swap Contracts	Payables	10,973,890
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Payables	1,709,602
Total		$123,067,330
WCM Alternatives: Event-Driven Fund
Equity Contracts:
Written Option Contracts	Written Option Contracts	$279,696
Swap Contracts	Payables	194,146
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Payables	3,162
Total		$477,004

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts	Contracts	Contracts	Contracts	Total
The Merger Fund
Equity Contracts	$(149,393,192)	$89,044,754	$—	$13,078,322	$(47,270,116)
Foreign Exchange
Contracts	—	—	17,408,251	—	17,408,251
Total	$(149,393,192)	$89,044,754	$17,408,251	$13,078,322	$(29,861,865)

WCM Alternatives:
Event-Driven Fund
Equity Contracts	$(204,193)	$283,727	$—	$112,226	$191,760
Foreign Exchange
Contracts	—	—	63,598	—	63,598
Total	$(204,193)	$283,727	$63,598	$112,226	$255,358

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts	Contracts	Contracts	Contracts	Total
The Merger Fund
Equity Contracts	$7,851,373	$60,041,651	$—	$(336,878)	$67,556,146
Foreign Exchange
Contracts	—	—	26,277,971	—	26,277,971
Total	$7,851,373	$60,041,651	$26,277,971	$(336,878)	$93,834,117
WCM Alternatives:
Event-Driven Fund
Equity Contracts	$(57,466)	$(29,941)	$—	$(194,146)	$(281,553)
Foreign Exchange
Contracts	—	—	41,869	—	41,869
Total	$(57,466)	$(29,941)	$41,869	$(194,146)	$(239,684)

Note 3 — AGREEMENTS

The Funds’ investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement between TMF and the Adviser dated as of January 1, 2011 (the “TMF Advisory Agreement”) and pursuant to an investment advisory agreement between WCF, with respect to EDF, and the Adviser dated as of July 30, 2013 (the “EDF Advisory Agreement” and together with the TMF Advisory Agreement, the “Advisory Agreements”).

Under the terms of the TMF Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of TMF’s average daily net assets. The Adviser has agreed until December 31, 2015, to reduce its advisory fee so that the advisory fee will be: (i) 1.0% on an annualized basis of the average daily net assets of TMF on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of TMF on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of TMF on net assets between $2.0 billion and $5.0 billion and (iv) 0.75% on an annualized basis of the average daily net assets of TMF on net assets over $5.0 billion (the “TMF Fee Waiver Agreement”). In connection with the liquidation of an investment position, the Adviser waived an additional $1.1 million of its advisory fee during the period ended December 31, 2014.  Investment advisory fees waived by the Adviser on behalf of TMF for the year ended December 31, 2014 were $8,618,730.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 3 — AGREEMENTS (continued)

Under the terms of the EDF Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of EDF’s average daily net assets. The Adviser has contractually agreed until April 30, 2016 to waive its investment advisory fee and to reimburse EDF for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.74% for Institutional Class shares and 1.99% for Investor Class shares (the “EDF Expense Limitation Agreement”). Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses. To the extent that the Adviser waives its investment advisory fee for EDF and/or reimburses EDF for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed. For the year ended December 31, 2014, the Adviser waived $101,588 and reimbursed expenses of $350,261 to EDF.

Waived and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Potential Recovery
12/31/2017	$(451,849)

Each of the TMF Fee Waiver Agreement and the EDF Expense Limitation Agreement may be terminated at any time by such Fund’s Board of Trustees. Certain officers of the Funds are also officers of the Adviser. Each Advisory Agreement was approved for an initial term of two years and thereafter will remain in effect from year to year provided that such continuance is specifically approved at least annually by the vote of a majority of the relevant Fund’s Trustees who are not interested persons of the Adviser or such Fund or by a vote of a majority of the outstanding voting securities of such Fund.

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, accountant, dividend paying agent and shareholder servicing agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 4 — SHARES OF BENEFICIAL INTEREST

The Board of Trustees of each Fund has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Shares	Amount	Shares	Amount
The Merger Fund
Investor Class
Issued	112,329,963	$1,820,604,986	126,186,811	$2,018,213,379
Issued as reinvestment
of dividends	9,346,043	146,265,568	5,490,093	87,786,581
Redeemed	(163,799,886)	(2,672,660,067)	(108,218,504)	(1,731,456,383)
Net increase (decrease)	(42,123,880)	$(705,789,513)	23,458,400	$374,543,577

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Issued	80,724,530	$1,327,392,190	11,442,811	$186,578,128
Issued as reinvestment
of dividends	1,155,895	18,031,956	285,446	4,555,721
Redeemed	(7,149,741)	(115,244,371)	(945,886)	(15,297,308)
Net increase	74,730,684	$1,230,179,775	10,782,371	$175,836,541

	Period Ended
	December 31, 2014
	Shares	Amount
WCM Alternatives: Event-Driven Fund
Institutional Class
Issued	1,300,522	$13,282,670
Issued as reinvestment of dividends	28,980	294,148
Redeemed	(137,641)	(1,411,547)
Net increase	1,191,861	$12,165,271

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

TMF’s purchases and sales of securities for the year ended December 31, 2014 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions) in the aggregate were $7,522,364,847 and $6,454,356,883, respectively. EDF’s purchases and sales of securities for the year ended December 31, 2014 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions) in the aggregate were $24,371,424 and $15,579,850, respectively. There were no purchases or sales of U.S. Government securities for the Funds.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)

At December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
Cost of investments	$5,149,994,627	$10,666,453
Gross unrealized appreciation	461,516,467	371,966
Gross unrealized depreciation	(358,343,293)	(415,389)
Net unrealized appreciation (depreciation)	$103,173,174	$(43,423)
Undistributed ordinary income	$—	$245,569
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$245,569
Other accumulated losses	(236,651,007)	(314,044)
Total accumulated losses	$(133,477,833)	$(111,898)

The tax components of dividends paid during the  fiscal years ended December 31, 2014 and December 31, 2013, as applicable, were as follows:

			WCM Alternatives:
	The Merger Fund		Event-Driven Fund
	2014	2013	2014	2013
Investor Class
Ordinary Income	$154,019,357	$115,522,819	N/A	N/A
Long-Term Capital Gains	—	—	N/A	N/A
Total Distributions Paid	$154,019,357	$115,522,819	N/A	N/A

	2014	2013	2014	2013
Institutional Class
Ordinary Income	$56,140,981	$4,709,040	$294,148	N/A
Long-Term Capital Gains	—	—	—	N/A
Total Distributions Paid	$56,140,981	$4,709,040	$294,148	N/A

TMF designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2014.

As of December 31, 2014, TMF and EDF did not have any post-October ordinary losses deferred, on a tax basis. As of December 31, 2014, TMF and EDF did not have post-October capital losses or a capital loss carryforwards.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 6 — WRITTEN OPTION CONTRACTS

The premium amount and the number of written option contracts during the year ended December 31, 2014 were as follows:

			WCM Alternatives:
	The Merger Fund		Event-Driven Fund
	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount
Options outstanding at December 31, 2013	771,852	$185,389,161	—	$—
Options written	4,565,733	912,928,296	9,956	1,884,077
Options closed	(3,281,560)	(723,620,717)	(4,934)	(1,092,494)
Options exercised	(543,428)	(186,376,888)	(1,133)	(336,692)
Options expired	(821,522)	(87,970,787)	(2,176)	(205,136)
Options outstanding at December 31, 2014	691,075	$100,349,065	1,713	$249,755

Note 7 — DISTRIBUTION PLAN

TMF has adopted an Amended and Restated Plan of Distribution (the “TMF Plan”) dated July 30, 2013, pursuant to Rule 12b-1 under the 1940 Act that applies to TMF’s Investor Class shares. EDF has adopted a Plan of Distribution (the “EDF Plan” and together with the TMF Plan, the “Plans”) dated July 30, 2013, pursuant to Rule 12b-1 under the 1940 Act that applies to EDF’s Investor Class shares. Under each Plan, the respective Fund will compensate broker dealers or other qualified institutions with whom the Fund has entered into a contract to distribute the Fund’s Investor Class shares. Under each Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to the respective Fund’s Investor Class shares, which may be payable as a distribution fee or a service fee for providing permitted recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2014, TMF incurred $8,885,475 pursuant to the TMF Plan in respect of TMF’s Investor Class shares. As of December 31, 2014, EDF had no outstanding Investor Class shares. Each Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the relevant Fund’s Trustees, including a majority of the non-interested Trustees, or a majority of the relevant Fund’s outstanding Investor Class shares.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 8 — TRANSACTIONS WITH AFFILIATES

Pursuant to Section (2)(a)(3) of the 1940 Act, if a Fund owns 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of the Fund. During the year ended December 31, 2014, TMF owned the following position in such companies for investment purposes only:

	Share			Share	Market
	Balance			Balance	Value
	at			at	at
	Dec. 31,			Dec. 31,	Dec. 31,	Dividend	Interest	Realized
Issuer Name	2014	Purchases	Sales	2014	2014	Income	Income	Gain
Jos. A. Bank
Clothiers, Inc.*	—	2,695,217	2,695,217	—	$—	$—	$—	$3,960,926
					$—	$—	$—	$3,960,926

*	Issuer was no longer an affiliate at December 31, 2014.

Note 9 — OFFSETTING ASSETS AND LIABILITIES

Each Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow each Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 9 — OFFSETTING ASSETS AND LIABILITIES (continued)

The Merger Fund

				Gross Amounts not offset
				in the Statement
				of Assets and Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
	Gross	in the	in the
	Amounts of	Statement	Statement
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Assets:
Description
Forward
Currency
Exchange
Contracts	$17,215,078	$—	$17,215,078	$1,709,602	$—	$15,505,476
Swap
Contracts —
JPMorgan
Chase &
Co. Inc.	8,279,500	8,279,500	—	—	—	—
Swap
Contracts —
Bank of America
Merrill Lynch
& Co. Inc.	3,827,572	1,162,857	2,664,715	—	—	2,664,715
	$29,322,150	$9,442,357	$19,879,793	$1,709,602	$—	$18,170,191
Liabilities:
Description
Forward
Currency
Exchange
Contracts	$1,709,602	$—	$1,709,602	$1,709,602	$—	$—
Swap
Contracts —
JPMorgan
Chase &
Co. Inc.	19,253,390	8,279,500	10,973,890	—	10,973,890	—
Swap
Contracts —
Bank of America
Merrill Lynch
& Co. Inc.	1,162,857	1,162,857	—	—	—	—
Written
Option
Contracts	110,383,838	—	110,383,838	—	110,383,838	—
	$132,509,687	$9,442,357	$123,067,330	$1,709,602	$121,357,728	$—

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2014

Note 9 — OFFSETTING ASSETS AND LIABILITIES (continued)

WCM Alternatives: Event-Driven Fund

				Gross Amounts not offset
				in the Statement
				of Assets and Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
	Gross	in the	in the
	Amounts of	Statement	Statement
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Assets:
Description
Forward
Currency
Exchange
Contracts	$45,031	$—	$45,031	$3,162	$—	$41,869
Swap
Contracts —
JPMorgan
Chase &
Co. Inc.	144,084	144,084	—	—	—	—
Swap
Contracts —
Bank of America
Merrill Lynch
& Co. Inc.	29,965	29,965	—	—	—	—
	$219,080	$174,049	$45,031	$3,162	$—	$41,869
Liabilities:
Description
Forward
Currency
Exchange
Contracts	$3,162	$—	$3,162	$3,162	$—	$—
Swap
Contracts —
JPMorgan
Chase &
Co. Inc.	252,124	144,084	108,040	—	108,040	—
Swap
Contracts —
Bank of America
Merrill Lynch
& Co. Inc.	116,071	29,965	86,106	—	86,106	—
Written
Option
Contracts	279,696	—	279,696	—	279,696	—
	$651,053	$174,049	$477,004	$3,162	$473,842	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
The Merger Fund and WCM Alternatives Event-Driven Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, schedules of securities sold short, schedules of options written, schedules of forward currency exchange contracts, schedules of swap contracts, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund and WCM Alternatives: Event-Driven Fund (hereafter referred to as the “Funds”) at December 31, 2014, their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
February 27, 2015

The Merger Fund
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Each year, the Board of Trustees of each of The Merger Fund and The Merger Fund VL (together, the “Board”), including a majority of the Trustees who are not interested persons of The Merger Fund and The Merger Fund VL (together, the “Independent Trustees”), is required to determine whether to continue The Merger Fund’s and The Merger Fund VL’s advisory agreements.  In October 2014, the Board and the Independent Trustees approved the continuation of The Merger Fund’s and The Merger Fund VL’s (the “Funds”) advisory arrangements with Westchester Capital Management LLC (the “Adviser”) (collectively, the “Agreements”) for an additional one-year period.  A summary of the material factors and conclusions that formed the basis for the approval by the Board and the Independent Trustees are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary to evaluate the terms of the Funds’ Agreements.  The Independent Trustees began their formal review process in the fall of 2014 by requesting from the Adviser a wide range of information they believed necessary to evaluate the terms of the Funds’ Agreements.  Later in their review process and based on the Adviser’s initial response, the Independent Trustees made a supplemental request for additional information they believed would be helpful to them in evaluating whether to approve the renewal the Agreements.

Throughout the review process, the Independent Trustees were advised by their independent counsel. The Independent Trustees also discussed the continuation of the Agreements in a private session with their independent counsel.

The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors.  The Trustees evaluated all information available to them on a fund-by-fund basis, and their deliberations were made separately in respect of each Fund.  This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser and the Funds’ other service providers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the

The Merger Fund
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued)

nature, extent and quality of services provided by the Adviser to the Funds.  In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management services to the Funds.  The Board also requested and evaluated performance and expense information for other investment companies that was compiled by Morningstar.  The Board and the Independent Trustees also considered information regarding so-called “fall-out” benefits to the Adviser and its affiliates due to the Adviser’s relationships with the Funds.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for an additional year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser.  The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Adviser in managing the Funds.  In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Adviser as well as other resources available to the Adviser, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Adviser.  The Trustees considered the scope and quality of services provided by the Adviser under the Agreements, and noted that the services required to be provided had expanded over time as a result of regulatory and other developments.  The Board and the Independent Trustees also considered the managerial and financial resources available to the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the quality of the resources of the Adviser available to the Funds.  The Board and the Independent Trustees considered the specialized experience, expertise and professional qualifications of the personnel of the Adviser, including that the Adviser had a uniquely long track record managing a merger arbitrage strategy within the context of a registered mutual fund.  The Board and the Independent Trustees considered the complexity of managing the Funds’ strategy relative to other types of funds.  The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Adviser, including certain compliance services.  The Board and the Independent Trustees considered that the scope of the services

The Merger Fund
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued)

provided to the Funds by the Adviser were consistent with the Funds’ operational requirements.

In their evaluation of the quality of the services provided by the Adviser, the Board and the Independent Trustees considered the performance of the Funds.  The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions.  The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended June 30, 2014. At the request of the Independent Trustees, Morningstar also provided for the Board’s October 2014 meeting, updated performance information for the Funds as of September 30, 2014.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Funds’ performance records and the Adviser’s process used in managing the Funds supported the renewal of the Agreements.

The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied with the nature, extent and quality of the services provided by the Adviser.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Morningstar, regarding the advisory fees paid to the Adviser and the total expenses borne by the Funds.  They considered the Funds’ advisory fees relative to their peer groups.  The Board and the Independent Trustees also considered the fees that the Adviser and its affiliates charge other clients with investment objectives similar to the Funds.  The Board and the Independent Trustees considered information provided by the Adviser describing the differences in services provided to these other clients, which noted that, among other things, typically more services were provided to the Funds than those other clients.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser and the profitability (before distribution expenses and prior to taxes) of the

The Merger Fund
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued)

Adviser’s relationship with the Funds.  In evaluating the Adviser’s reported profitability, the Independent Trustees considered that certain of the information provided by the Adviser was necessarily estimated and that preparing the related profitability information involved certain assumptions and allocations that were imprecise.  The Board and the Independent Trustees recognized that the probative value of profitability information may be limited because a wide range of comparative information often is not generally available and it can be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, the efficiency of an adviser’s operations, numerous assumptions about allocations and the adviser’s cost of capital.  In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Funds, including research purchased with soft dollar credits earned from portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser may realize economies of scale in managing the Funds.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s level of profitability from its relationship with each Fund was reasonable and not excessive in light of, among other things, the positive relative performance of the Funds and the Adviser’s significant expertise and experience managing a merger-arbitrage related strategy.  The Trustees also considered that the Adviser proposed to continue, also for an additional one-year period, to apply waivers to TMF’s advisory fee that generally had the effect of breakpoints in the Adviser’s advisory fee as well as to continue the expense limitation agreement applicable to VL.  The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by the Adviser, if any, with the Funds and their shareholders.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Agreements, including the fees payable to the Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Independent Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders.  Accordingly, the Board and Independent Trustees unanimously approved the continuation of the Agreements.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Funds’ Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address	Held with	of Time	During the	by	the Past
and Age	the Fund	Served	Past Five Years	Trustee**	Five Years

Interested Trustees

Roy D. Behren*	Co-President,	Indefinite;	Co-Portfolio Manager	3	None
Westchester Capital	Treasurer and	since 2011	and Co-President
Management, LLC	Trustee	for TMF	of Westchester Capital
100 Summit Lake Drive		and	Management, LLC,
Valhalla, NY 10595		since	the Fund's Adviser,
Age: 54		inception	since 2011. Co-Portfolio
		for EDF	Manager of Westchester
Capital Management, Inc.,
TMF's previous adviser,
from 2007 to 2010.
Research analyst or
Westchester Capital
Management, Inc. from
1994 until 2010. Chief
Compliance Officer of the
Fund and Westchester
Capital Management, Inc.
from 2004 to 2010.

Michael T. Shannon*	Co-President	Indefinite;	Co-Portfolio Manager	3	None
Westchester Capital	and	Co-	and Co-President of
Management, LLC	Trustee	President	Westchester Capital
100 Summit Lake Drive		since 2011	Management, LLC, the
Valhalla, NY 10595		and	Fund’s Adviser, since
Age: 48		Trustee	2011. Co-Portfolio
		since	Manager of Westchester
		2014 for	Capital Management, Inc.,
		TMF and	TMF’s previous adviser,
		since	from 2007 to 2010.
inception
for EDF

Non-Interested Trustees

Barry Hamerling	Independent	Indefinite;	Managing Partner of	3	Trustee of
c/o Westchester	Trustee	since	Premium Ice Cream of		AXA Premier
Capital		2007	America since 1995.		VIP Trust
Management, LLC		for TMF	Managing Partner of
100 Summit Lake Drive		and since	B&J Freeport since 1990.
Valhalla, NY 10595		inception	Managing Partner of
Age: 68		for EDF	Let-US Creations from
1999 to 2011.

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address	Held with	of Time	During the	by	the Past
and Age	the Fund	Served	Past Five Years	Trustee**	Five Years

Richard V. Silver	Independent	Indefinite;	Consultant with AXA	3	None
c/o Westchester	Trustee	since	Equitable Life Insurance
Capital		2013	Company from May
Management, LLC		for TMF	2012 to April 2013.
100 Summit Lake Drive		and since	Senior Executive Vice
Valhalla, NY 10595		inception	President, Chief Legal
Age: 59		for EDF	Officer and Chief
Administrative Officer
of AXA Equitable Life
Insurance Company from
February 2010 to April
2012. Executive Vice
President and General
Counsel of AXA Equitable
Life Insurance Company
from September 2001 to
February 2010.

Christianna Wood	Independent	Indefinite;	Chief Executive Officer	3	Director of
c/o Westchester	Trustee	since	and President of Gore		H&R Block
Capital		2013	Creek Capital, Ltd. since		Corporation;
Management, LLC		for TMF	August 2009. Chief		Director of
100 Summit Lake Drive		and since	Executive Officer of		International
Valhalla, NY 10595		inception	Capital Z Asset		Securities
Age: 55		for EDF	Management from		Exchange;
			March 2008 to July 2009.		Director of
Grange
Insurance

Officers

Bruce Rubin	Vice	One-year	Chief Operating Officer	N/A	N/A
Westchester Capital	President,	terms;	of Westchester Capital
Management, LLC	Chief	since 2010	Management, LLC, the
100 Summit Lake Drive	Compliance	for TMF	Fund's Adviser. Chief
Valhalla, NY 10595	Officer and	and since	Operating Officer of
Age: 55	Anti-Money	inception	Westchester Capital
	Laundering	for EDF	Management, Inc.,
	Compliance		TMF's previous adviser,
	Officer		from 2010 to 2010. Chief
Operating Officer of
Seneca Capital from
2005 to 2010.

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address	Held with	of Time	During the	by	the Past
and Age	the Fund	Served	Past Five Years	Trustee**	Five Years

Abraham Cary	Secretary	One-year	Head of Trading of	N/A	N/A
Westchester Capital		terms;	Westchester Capital
Management, LLC		since 2012	Management, LLC, the
100 Summit Lake Drive		for TMF	Fund’s Adviser since
Valhalla, NY 10595		and since	2011. Head of Trading
Age: 39		inception	of Westchester Capital
		for EDF	Management, Inc.,
TMF’s previous adviser
from 2002 to 2010.

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds or of the Funds’ investment adviser.  Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Funds’ investment adviser, Westchester Capital Management, LLC, and because they are officers of the Funds.

**	The fund complex consists of TMF, The Merger Fund VL and EDF.

ADDITIONAL INFORMATION (Unaudited)

For the fiscal year ended December 31, 2014, certain dividends paid by TMF may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2014 was 31.59% for TMF and 52.76% for EDF.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2014 was 31.54% for TMF and 52.47% for EDF.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2014 was 34.23% for TMF and 100% for EDF.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds generally votes proxies relating to portfolio securities may be obtained without charge by calling the Funds’ Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website atwww.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Merger Fund and WCM Alternatives: Event-Driven Fund
PRIVACY POLICY

We collect the following non-public personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THIS PRIVACY POLICY IS NOT A PART OF THE ANNUAL REPORT.

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600
www.westchestercapitalfunds.com

Administrator, Transfer Agent, Accountant,
Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Trustees
Roy Behren
Michael T. Shannon
Barry Hamerling
Richard V. Silver
Christianna Wood

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
  Chief Compliance Officer
Abraham R. Cary, Secretary

Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY  10036

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.  You may also receive a copy of the registrant’s Code of Ethics, free of charge, upon request by calling (800) 343-8959.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Barry Hamerling and Christianna Wood are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$42,800	$10,000
Audit-Related Fees	$ -	$ -
Tax Fees	$11,870	$ -
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-advisers) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Co-Presidents/Chief Executive Officers and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Westchester Capital Funds

By (Signature and Title)*           /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date     March 6, 2015

By (Signature and Title)*           /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date     March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date     March 6, 2015

By (Signature and Title)*           /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date     March 6, 2015

* Print the name and title of each signing officer under his or her signature.